EXHIBIT 10.1


                                 EXECUTION COPY


                            STOCK PURCHASE AGREEMENT


                            Dated September 11, 1995


                                  By and Among


                    Spectrum Information Technologies, Inc.,


                             The Lori Corporation,


                                Comforce Corp.,


                           ARTRA Group Incorporated,


                                Peter R. Harvey,


                                Marc L. Werner,


                               James L. Paterek,


                              Michael Ferrentino,


                                      and


                             Christopher P. Franco

                               TABLE OF CONTENTS


I. DEFINITIONS
1.1 Certain Definitions
1.2 Certain Terms

II. PURCHASE AND SALE OF STOCK
         2.1 Purchase and Sale
         2.2 Deposit and Guarantee
         2.3 Purchase Price
         2.4 Closing Date
         2.5 Delivery and Payment

III. REPRESENTATIONS AND WARRANTIES OF SELLER

IV. REPRESENTATIONS AND WARRANTIES OF THE PURCHASING GROUP

V. COVENANTS AND AGREEMENTS BY SELLER
         5.1 Conduct of Business
         5.2 Bankruptcy Court Approval Order
         5.3 Further Assurances

VI.      COVENANTS AND AGREEMENTS BY THE PURCHASING GROUP 6.1 Further Assurances
         6.2  Use  of  Spectrum  Name  6.3   Pre-Closing   Confidentiality   6.4
         Post-Closing Confidentiality 6.5 Assumption of Certain Compensation Expenses

VII. ADDITIONAL COVENANTS AND AGREEMENTS
          BY THE MANAGERS AND FRANCO
         7.1  Further Assurances

VIII. SELLERS CONDITIONS TO CLOSING

IX. PURCHASERS CONDITIONS TO CLOSING

X. TERMINATION
         10.1 Termination
         10.2 Effect of Termination

XI.      RELEASES, INDEMNIFICATION AND SURVIVAL OF REPRESENTATIONS 11.1 Releases
         11.2 Indemnification by Seller 11.3 Indemnification by Purchaser and Lori 11.4 Indemnification by Paterek and Ferrentino 11.5
         Indemnification by Guarantors 11.6 [Intentionally Omitted] 11.7 Indemnification Procedures
               11.7.1 Notice of Asserted Liability
               11.7.2 Defense of Asserted Liability
         11.8 Termination of Indemnification Obligations
         11.8 Termination of Indemnification Obligations

XII. MISCELLANEOUS
         12.1 Expenses 12.3 Non-Competition Agreement 12.4 Governing Law 12.5 Jurisdiction 12.6 Captions 12.7 Notices 12.8 Parties in Interest 12.9 Severability 12.10 Counterparts 12.11 Entire Agreement 12.12 Amendments
         12.13 Third Party Beneficiaries 12.14 Gender
         12.15 Protection of the Value of the Company
         12.16 Cooperation - Tax Matters

XIII. BANKRUPTCY COURT APPROVALS AND PROCEDURES
         13.1  Sale Order
         13.2  [Intentionally Omitted]
         13.3  Notice
         13.4  Competing Bid
         13.5  Competing Bidders

                                    EXHIBITS

Exhibit A Form of Escrow Agreement Exhibit B Form of Guarantee of Peter R. Harvey Exhibit C Form of Guarantee of Marc L. Werner Exhibit D [INTENTIONALLY OMITTED] Exhibit E Form of Guarantee of The Lori Corporation Exhibit F Form of Guarantee of ARTRA Group Incorporated Exhibit G [INTENTIONALLY OMITTED] Exhibit H Form of Certification that an Entity Transferor is Not a Foreign Person
Exhibit I Form of General Release and Waiver of Donald J. Amoruso
Exhibit J Form of General Release and Waiver of Gordian Group, L.P.
Exhibit K Form of Mutual Release and Waiver Between Spectrum Global
            Services, Inc. and Gerald K. Sandler
Exhibit L [INTENTIONALLY OMITTED]
Exhibit M Form of Mutual Release Between Spectrum Information
            Technologies Inc. and James L. Paterek
Exhibit N Form of Mutual Release Between Spectrum Information
            Technologies, Inc. and Michael Ferrentino
Exhibit O Form of Mutual Release Between Spectrum Information
            Technologies, Inc. and Christopher P. Franco
Exhibit P Form of Manager Escrow Agreement
Exhibit Q Form of Non-Competition Agreement
Exhibit R Form of Confidentiality Agreement

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT dated September 11, 1995 by and among SPECTRUM INFORMATION TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware ("Seller") and THE LORI CORPORATION, a corporation organized under the laws of the State of Delaware ("Lori"), COMFORCE CORP., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA GROUP INCORPORATED, a corporation organized under the laws of the State of Pennsylvania ("ARTRA"), PETER R. HARVEY ("Harvey"), MARC L. WERNER ("Werner"), JAMES L. PATEREK ("Paterek"), MICHAEL FERRENTINO ("Ferrentino"), and CHRISTOPHER
P. FRANCO ("Franco").

                             W I T N E S S E T H :

                  WHEREAS, Seller owns 100 shares of common stock, $0.01 par value, being all of the issued and outstanding shares of capital stock (the "Stock") of SPECTRUM GLOBAL SERVICES, INC. d/b/a YIELD GLOBAL (the "Company"), and the Company owns 100 shares of common stock, $0.01 par value, being all of the issued and outstanding shares of capital stock of SUMTEC CORPORATION ("Sumtec"), each a corporation organized under the laws of the State of Delaware; and

                  WHEREAS, on January 26, 1995 Seller commenced case no.195 1069 0260 under chapter 11 of title 11 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et. seq. (the "Bankruptcy Code" and the "Chapter 11 Case"), in the United States Bankruptcy Court for the Eastern District of New York (the "Bankruptcy Court"); and

                  WHEREAS, Seller desires to sell and transfer to Purchaser, and Purchaser desires to purchase and accept from Seller, 100 percent of the Stock pursuant to the terms of this Agreement (as defined below);

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1 Certain Definitions. In addition to the terms defined throughout this Agreement (as defined below), the following terms shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Affiliate" means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and, without limiting the generality of the foregoing, includes (i) any Person which beneficially owns or holds 25% or more of any class of voting securities of such Person or 25% or more of the equity interest in such Person, (ii) any Person of which such Person beneficially owns or holds 25% or more of any class of voting securities or in which such Person beneficially owns or holds 25% or more of the equity interest in such Person and (iii) any director, officer or employee of such Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement" means this Agreement together with all exhibits, schedules, supplements and documents as may be attached hereto or incorporated herein by reference.

         "Asserted Liability" has the meaning ascribed thereto in Section 11.7.1

         "Audited Statements"  has the meaning ascribed thereto in Section 3.5.

         "Bankruptcy Code"  has the meaning ascribed thereto in the Recitals.

         "Bankruptcy Court"  has the meaning ascribed thereto in the Recitals.

         "Bankruptcy Court Approval Order" means an order by the Bankruptcy Court for the Eastern District of New York approving this Agreement and the transactions contemplated hereunder pursuant to Sections 105, 363, 365 of the Bankruptcy Code, and including, without limitation, a decretal paragraph pursuant to Section 363(f) of the Bankruptcy Code that the Stock shall be sold to Purchaser free and clear of any interest, rights or options and/or any liens, claims, encumbrances of any kind in such Stock of any Person whatsoever.

         "Business" means the business of the Company, as it is presently conducted by the Company, of providing, on a temporary, project or peak period basis, personnel (a) who are qualified designers, drafters, engineers, computer programmers, systems analysts, technicians and/or other skilled personnel and
(b) who under the direct supervision and control of a particular client (or under the direct supervision and control of any such personnel who is under the direct supervision and control of a particular client) provide technical and consulting services to industrial, commercial, communications and governmental customers and clients in the areas of computer programming, information technology, design, drafting, engineering, telecommunications, wireless, transmission, switching, CATV systems, OSP and construction, premises network and data services, support services, systems analysis, technical publications, consulting and technical staff augmentation services.

         "Chapter 11 Case"  has the meaning ascribed thereto in the Recitals.

         "Claims Notice"  has the meaning ascribed thereto in Section 11.7.1.

                  "Closing" means the consummation of the transaction described herein including the execution and delivery of all Property in Seller's possession as described in Section 2.5(b)(iii), funds, documents, certificates, resolutions, assignments and opinions contemplated in this Agreement.

         "Closing Adjustment" means the adjustment, if any, made at Closing to the Closing Payment to reflect the amount (i) by which the cash of the Company has been reduced as a result of the payment of cash dividends pursuant to
Section 5.1(b)(i); (ii) by which Seller shall be reimbursed by the Purchaser for any amounts of salary, expenses, benefits or other compensation actually paid on or after July 1, 1995 by Seller to each of the Managers and Franco pursuant to
Section 6.5; (iii) by which the Purchaser shall be reimbursed by the Seller for any amounts of salary, expenses, benefits or other compensation actually paid on or after July 1, 1995 to Gerald K. Sandler, Gus Petruzzelli and Albert D. Panico; and (iv) of the increase in the Closing Payment equal to one-half of the intercompany payables reflected on Schedule 1.1 - Closing Adjustment effective as of the Closing. Schedule 1.1-- Closing Adjustment shall set forth the amount of such adjustment as of the date hereof, which shall be updated by mutual consent of Purchaser and Seller to reflect the amount of such adjustment effective as of the Closing. If Purchaser and Seller shall be unable to agree on the amount of the Closing Adjustment, then such amount shall be determined by an accounting firm jointly selected by Seller and Purchaser, which determination shall be final and binding. If Purchaser and Seller cannot agree upon the selection of an accounting firm, then each of Seller and Purchaser shall choose an accounting firm and such accounting firms shall jointly choose an accounting firm to determine the Closing Adjustment, the choice of which shall be binding upon each of Purchaser and Seller. The costs of obtaining such determination shall be shared equally by Seller and Purchaser.

         "Closing Date" means the established time for Closing, which shall be prior to any termination of this Agreement pursuant to Section 10.1 or Section
10.3 and shall mean the later of (a) immediately upon the Bankruptcy Court Approval Order or (b) such other time as shall be agreed upon by Purchaser and Seller.

         "Closing Payment"  has the meaning ascribed thereto in Section 2.3(a).

         "Company"  has the meaning ascribed thereto in the Recitals.

         "Competing Bid" has the meaning ascribed thereto in Section 13.4.

         "Competing Bidder" has the meaning ascribed thereto in Section 13.4.

         "Confidentiality Agreement" has the meaning ascribed thereto in
Section 13.5.

         "Deposit" means the payment of Five Hundred Thousand Dollars ($500,000) in cash made by Purchaser to Seller on the date hereof pursuant to Section 2.2(a).

         "Dollars or $"  means the currency of the United States of America.

         "Escrow Agent" means Cleary, Gottlieb, Steen & Hamilton.

         "Escrow Agreement"  has the meaning ascribed thereto in Section 2.2(b).

         "Ferrentino"  has the meaning ascribed thereto in the Preamble.

         "Franco"  has the meaning ascribed thereto in the Preamble.

         "GAAP" means United States generally accepted accounting principles as in effect at the date of Closing.

         "Guarantees" means the guarantees made for the benefit of Seller (substantially in the form of Exhibits B, C, D, E and F hereto) and delivered on the date hereof by Harvey, Werner, Lori, and ARTRA pursuant to Section 2.2(c).

         "Guarantors" means Harvey, Werner, Lori and ARTRA.

         "Harvey"  has the meaning ascribed thereto in the Preamble.

         "Indemnified Party" means the party who has made a claim for indemnification.

         "Indemnifying Party" means the party against whom a claim for indemnification is made.

         "Lori"  has the meaning ascribed thereto in the Preamble.

         "Manager or Managers" means, individually, Paterek or Ferrentino or, collectively, Paterek and Ferrentino, as the context requires.

         "Manager Escrow Agreement" has the meaning ascribed thereto in Section 11.4(b).

         "Paterek"  has the meaning ascribed thereto in the Preamble.

         "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a business trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Property" means all of the following assets of the Company to the extent the same are owned and utilized by Company in connection with the operation of the Business as of the date hereof:

                  (a) "General Intangibles" - (i) the right to use the names "YIELD TechniGlobal", "Yield Global", "Sumtec", and (ii) any similar names, and the right to utilize any and all of the following associated with, arising out of, relating to or utilized, as of the date hereof, in connection with the
Business: (A) any and all trade names, trademarks, copyrights, service marks, logos and slogans (including, without limitation, all registrations, filings and certificates and the sole and exclusive rights to file and/or prosecute any such registrations, filings and certificates); (B) proprietary information and know-how developed in the Business and owned by the Company; and (C) software owned by the Company; provided, however, that the term "General Intangibles" shall not include the names "Spectrum Global Services, Inc." or "Spectrum" or any similar name, and, except as provided in Section 6.2, the Company or its Affiliates shall not use or have the right to use "Spectrum Global Services, Inc." or "Spectrum" or any similar name and shall not utilize any of the foregoing in association with the name of "Spectrum Global Services, Inc." or "Spectrum";

                  (b) "Customer Materials" - any and all agreements, orders, requirements and inquiries relating to the operation of the Business from or with the Company's customers (present or past) or prospective customers;

                  (c) "Records" - the originals or copies of those business or financial records of the Company, evidencing the Customer Materials, Resumes, General Intangibles, Equipment or relating to Company employees;

                  (d) "Equipment" - all of the furniture and equipment owned and utilized by the Company in connection with the operation of the Business;

                  (e) "Other Assets" - all of the office supplies, stock, paper, computer software, and other tangible personal property owned and used by the Company in connection with the operation of the Business;

                  (f) "Accounts Receivable" - means all accounts receivable of the Company, whether billed or unbilled, as they exist in the financial books and records of the Company; provided, however, that in no event shall any include any intercompany receivable due to the Company from Seller or its Affiliates be deemed an account receivable;

                  (g) "Resumes" - all information for or with respect to current or former or prospective employees or candidates in whatever medium that it be currently manifested, depicted, stored or presented including, but not limited to, paper, hardcopy, computer disks, tapes and databases of the Company, whose services are or have been provided or may be provided to the Company's customers prior to the date hereof; and

                  (h) "Real Property" - those leasehold  interests  described on
Schedule 1.1 - Real Property.

         "Purchase Price"  has the meaning ascribed thereto in Section 2.3.

         "Purchaser"  has the meaning ascribed thereto in the Preamble.

                  "Purchasing Group" means Lori, Purchaser, ARTRA, Harvey, Werner, the Managers and Franco.

         "Release" means the mutual releases entered into between Seller and each of Paterek, Ferrentino and Franco, dated the Closing Date, substantially in the forms of Exhibits M, N, and O hereto, respectively.

         "Seller"  has the meaning ascribed thereto in the Preamble.

         "Stock"  has the meaning ascribed thereto in the Recitals.

         "Systems Integration" means consulting services and systems integration relating to the systems analysis, design, support, development and/or implementation of solutions to clients in the fields of telecommunications, computing and information technology, including the providing of services on a contract labor basis for the purposes of performing the services listed above but only to the extent such services are directly related to the project, engagement, system or solution for which Seller's Systems Integration business was retained by the client.

         "To the knowledge of Seller" means to the actual knowledge of the officers of Seller, other than Franco, as set forth in the most recent Securities and Exchange Commission Form 10-K.

         "Werner"  has the meaning ascribed thereto in the Preamble.

         1.2 Certain Terms. All references to Articles and Sections herein are to the Articles and Sections of this Agreement unless otherwise specified.

                                   ARTICLE II

                           PURCHASE AND SALE OF STOCK

         2.1 Purchase and Sale. Subject to the terms and conditions herein stated, and pursuant to Sections 105, 363 and 365 of the Bankruptcy Code, Seller agrees to sell and transfer to Purchaser on the Closing Date, and Purchaser agrees to purchase and accept from Seller on the Closing Date, the Stock.

         2.2     Deposit and Guarantee.

                  (a) On the date hereof, Purchaser shall deliver to the Escrow Agent on behalf of Seller the Deposit of Five Hundred Thousand Dollars ($ 500,000) in cash, to be held in escrow pursuant to Section 2.2(b) below, which Deposit shall be refundable to Purchaser only under the circumstances provided in Section 10.2(b).

                  (b) The Deposit shall be held in escrow and disposed of pursuant to the terms of an escrow agreement of even date herewith (the "Escrow Agreement") among Seller, Purchaser and the Escrow Agent substantially in the form of Exhibit A hereto.

                  (c) On the date hereof, Harvey, Werner, Lori and ARTRA shall deliver to Seller the Guarantees accompanied by financial statements for a period ending no earlier than a date which is four (4) months prior to the date hereof. For purposes of this Agreement, Seller acknowledges Werner's letter setting forth his net worth constitutes his financial statements.

        2.3     Purchase Price.

                  (a) The aggregate Purchase Price for the Stock is Six Million Dollars ($6,000,000), which amount is comprised of (i) the Deposit (as described in Section 2.2) and (ii) the closing payment of Five Million Five Hundred Thousand Dollars ($ 5,500,000) which shall be payable on the Closing Date in immediately available funds by federal funds check or certified check or bank wire to an account designated by Seller (the "Closing Payment") and which shall be subject to the Closing Adjustment.

                  (b) On or before the Closing, Seller and Purchaser shall adjust the Closing Payment by the Closing Adjustment, if applicable.

                  (c) As additional mutual consideration, Seller and each of the Managers and Franco shall enter into the Releases on the Closing Date.

         2.4 Closing Date . Delivery of the Stock and payment to Seller of the Purchase Price at the Closing shall take place at the offices of Cleary, Gottlieb, Steen & Hamilton at One Liberty Plaza, New York, New York, on the Closing Date or at such other location as shall be necessary or appropriate to close this transaction prior to the issuance of any stay of the Bankruptcy Court Approval Order.

         2.5 Delivery and Payment. At the Closing, each of the following deliveries shall be made by the parties as hereinbelow indicated and each such delivery shall be and be deemed to be made simultaneously:

                  (a)  Purchaser shall deliver to Seller:

                         (i) The Closing Payment,  after taking into account any
Closing Adjustment, in immediately available funds by federal funds check or certified check or bank wire to an account designated by Seller; and

                         (ii) Executed counterparts, and/or certified copies, as
the case may be, of the instruments and documents required to be delivered to Seller at the Closing as herein provided.

                  (b) Seller shall deliver and/or transfer ownership of to Purchaser (or if so indicated, the designee of Purchaser):

                         (i)  Certificates  representing the Stock duly endorsed
in blank or accompanied by duly executed stock assignment power, in either case with signatures guaranteed;

                         (ii) The  resignations of the officers and directors of
the Company (other than with respect to those parties designated by Purchaser) effective immediately following the Closing;

                         (iii) The items listed on Schedule 2.5(b)(iii) (subject
to finalization of corporate-wide inventory with respect to items owned by Persons other than Seller) provided that, notwithstanding anything to the contrary contained herein, Seller makes no representation concerning the completeness or effectiveness of any of the corporate documents of Sumtec referred to thereon; and

                         (iv) Executed counterparts, and/or certified copies, as
the case may be, of the instruments and documents required to be delivered to Purchaser at the Closing as herein provided.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         In order to induce Purchaser to execute and perform this Agreement, Seller does hereby represent and warrant (which representations and warranties shall be and be deemed to be continuing and survive in accordance with Section 11.8(a) the execution and delivery of this Agreement and the Closing Date) as follows:

         3.1 Each of Seller and the Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of Seller and, to the knowledge of Seller, the Company is duly qualified to do business as a foreign corporation, and is in good standing, in all jurisdictions, if any, wherein such qualification is necessary and where failure so to qualify would have material adverse effect on the business, properties or finances of either such corporation. To the knowledge of Seller, Seller has received no notice that the Company does not have all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate the Company's properties and to conduct the Company's Business as presently being conducted; and Seller has received no notice that Seller does not have all licenses, permits, certifications, registrations, approvals, consents and franchises, the lack of which would materially adversely affect the ability of Seller to consummate this transaction.

         3.2 To the knowledge of Seller, Seller has received no notice that the Company does not own the Company's Accounts Receivable, Equipment or Other Assets; and to the knowledge of Seller, Seller has received no notice that the Company does not own, or otherwise have the right to use, the General Intangibles except as listed on Schedule 3.2. Except as listed on Schedule 3.2, Seller has not licensed, sold, leased or encumbered the Property (other than those assets the lack of which would not materially adversely affect the Business). To the knowledge of Seller, Seller has received no notice that the Company does not have the right to use the Resumes.

         3.3 The authorized and outstanding capitalization of the Company is as set forth on Schedule 3.3. As of the date hereof there is no authorized and/or issued and outstanding shares of capital stock of the Company and/or rights to purchase shares of capital stock of the Company except as set forth on Schedule
3.3. The issued and outstanding shares of the Company have been duly authorized and validly issued, and all such outstanding shares are fully paid and nonassessable. There are no outstanding options, warrants and similar rights to purchase shares of the Company's capital stock. There are no preemptive rights. Except as set forth on Schedule 3.3, no cash or non-cash dividends or other distributions of the assets of the Company have been declared, made or paid, or set aside for payment on or with respect to the capital stock of the Company. Upon the delivery of the certificates evidencing the Stock duly endorsed in blank or accompanied by duly executed stock assignment powers, Purchaser shall acquire good and marketable title in and to the Stock free and clear of all liens, claims and encumbrances and rights and options of others.

         3.4 Subject to the approval of the Bankruptcy Court and compliance with applicable requirements of the Bankruptcy Code: (i) Seller has the full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance of this Agreement, the consummation by Seller of the transactions herein contemplated and the compliance by Seller with the terms of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly and properly authorized, executed and delivered by Seller; (iii) this Agreement is the valid and binding obligation of Seller, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies; (iv) the execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions herein contemplated does not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the Certificate of Incorporation or By-laws of Seller, (B) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of Seller and/or pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which Seller is a party or by which it or any of its properties or assets are or may be bound or affected which would have a material adverse effect on

Seller's ability to consummate the transactions herein contemplated; (C) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over Seller or any of its properties or businesses; or (D) have any material effect on any permit, certification, registration, approval, consent, license or franchise necessary for Seller to own or lease and operate of its properties and to conduct its businesses or the ability of Seller to make use thereof. Since commencingits Chapter 11 Case, Seller has been duly authorized to operate its businesses and manage its properties pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No consent, approval, authorization or order of any court (other than the Bankruptcy Court), governmental agency, authority or body or any party to an agreement to which Seller is a party or by which it is bound, is required in connection with the execution, delivery and performance of this Agreement, or the consummation by Seller of the transactions contemplated by this Agreement.

         3.5 Prior to the date hereof, Seller has delivered to Purchaser consolidated financial statements, which include the accounts of the Company as of March 31, 1995, and the results of operations of the Company for the fiscal year ended March 31, 1995, audited by BDO Seidman, LLP ("Audited Statements") and the most recent unaudited consolidated interim financial statements, which include the accounts and results of operations of the Company. To the knowledge of Seller, the Audited Statements fairly present the financial position of the Company as of the respective dates thereof and the results of operations, and changes in financial position of the Company, for each of the periods covered thereby. To the knowledge of Seller, the Audited Statements have been prepared in conformity with GAAP, applied on a consistent basis throughout the periods covered. As of the date of any balance sheet forming a part of the Audited Statements, and except as and to the extent reflected or reserved against therein, the Company, to the knowledge of Seller, did not have any material liabilities, debts, liens, security interests or encumbrances, obligations or claims (absolute or contingent) asserted against it which should have been reflected in a balance sheet or the notes thereto.

         3.6 Seller has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated except as set forth on Schedule 3.6.

         3.7 To the knowledge of Seller, except as set forth on Schedule 3.7, the Company is not in default, in any material respect, under the terms of any outstanding agreement which is material to the Business, operations, Properties, or condition of the Company; and there exists no event of default or event which, with notice and/or the passage of time, or both, would constitute any such default. In addition, to the knowledge of Seller, except as set forth on
Schedule 3.7, there are no material claims, actions, suits, proceedings, arbitrations, investigations or inquiries against the Company before any court or governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, pending, or, to the knowledge of Seller, threatened against the Company or involving its Properties or Businesses which, if determined adversely to the Company, would, individually or in the aggregate, result in a material adverse change in the financial position, shareholder's equity, results of operations, Properties, Business, management or affairs of the Company, or which would prevent the consummation of the transaction described herein. To the knowledge of Seller, except as set forth on Schedule 3.7, there are no outstanding orders, judgments or decrees or any court, governmental agency or other tribunal specifically naming the Company or enjoining the Company from taking, or requiring the Company to take, any action by which the Company or its Properties or Business would be materially adversely affected.

         3.8 Seller has included the Company in its consolidated federal income tax returns and has filed all applicable state and local income tax returns for the periods November 1, 1993 through March 31, 1994, which were required to be filed under the laws of the United States and all applicable states, and has paid all such income taxes which were shown on such returns to be due or are otherwise due and owing (other than such taxes that are being disputed in good faith), except to the extent that the failure to file such returns or pay such tax would not have a material adverse effect on the Business. Seller has also filed a consolidated federal and all applicable state tax extension forms for the periods April 1, 1994 through March 31, 1995. No penalties or other charges are due with respect to the late filing of any such income tax return. To the knowledge of Seller, each such income tax return heretofore filed by Seller with respect to the Company correctly and accurately reflects the amount of its income tax liability thereunder.

         3.9 The officers and members of the Board of Directors of the Company are as set forth on Schedule 3.9.

         3.10 Since the date of the most recent balance sheet included in the Audited Statements, there has not been, with respect to the Company (except as set forth in or permitted by this Agreement, or as set forth on Schedule 3.10, or in the ordinary course of business):

                         (i) To the  knowledge  of  Seller,  any  change  in its
accounting methods or practices (including, without limitation, any change in depreciation, amortization and/or goodwill policies or rates);

                         (ii)  To the  knowledge  of  Seller,  any  loan  by the
Company to any Person or the issuance of any guaranty by the Company for or with respect to its own or another obligation;

                         (iii) To the knowledge of Seller, any waiver or release
of any material right or claim of the Company;

                         (iv)  To  the  knowledge  of  Seller,   any  amendment,
termination or modification of any material agreement or license to which the Company is a party which has or may have a material affect on the financial condition, Business or Property of the Company; and

                         (v) To the  knowledge of Seller,  any  agreement by the
Company to do or perform any of the things described in this Section 3.10.

         3.11 To the knowledge of Seller, no material breach or default exists with respect to the customer contracts of the Company.

         3.12 The representations, warranties, covenants and agreement of Seller contained in this Agreement are true, accurate, correct and complete in all material respects as of the date hereof and shall be true, accurate and complete in all material respects as of the Closing.

         3.13 Notwithstanding anything to the contrary contained herein, Seller makes no representations concerning Sumtec.

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF THE PURCHASING GROUP

         In order to induce Seller to execute and perform this Agreement, the members of the Purchasing Group, where relevant, do hereby severally represent and warrant (which representations and warranties shall be and be deemed to be continuing and survive in accordance with Section 11.8(b) the execution and delivery of this Agreement and the Closing Date) as follows:

         4.1 Each of Purchaser and Lori is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of Purchaser and Lori is duly qualified to do business as a foreign corporation, and is in good standing, in all jurisdictions, if any, wherein such qualification is necessary and where failure so to qualify would have material adverse effect on the ability to consummate this transaction.

         4.2 (i) Each member of the Purchasing Group states for itself that it has the full power and authority, whether corporate or otherwise, or in such member's individual capacity, as the case may be, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby;
(ii) the execution, delivery and performance of this Agreement, the consummation by Purchaser, Lori and ARTRA of the transactions herein contemplated and the compliance by Purchaser, Lori and ARTRA with the terms of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly and properly authorized, executed and delivered by Purchaser, Lori and ARTRA; (iii) this Agreement is the valid and binding obligation of each member of the Purchasing Group enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies; (iv) the execution, delivery and performance of this Agreement by Purchaser, Lori and ARTRA and the consummation by Purchaser, Lori and ARTRA of the transactions herein contemplated does not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the Certificate of Incorporation or By-laws of Purchaser, Lori and ARTRA, (B) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of Purchaser, Lori or ARTRA and/or pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which Purchaser, Lori or ARTRA is a party or by which it or any of its properties or assets are or may be bound or affected; (C) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over Purchaser, Lori and ARTRA or any of its properties or businesses; or (D) have any material effect on any permit, certification, registration, approval, consent, license or franchise necessary for Purchaser, Lori and ARTRA to own or lease and operate any of its properties and to conduct its businesses or the ability of Purchaser, Lori and ARTRA to make use thereof. No consent, approval, authorization or order of any court, governmental agency, authority or body or any party to an agreement to which Purchaser, Lori or ARTRA is a party or by which it is bound, is required in connection with the execution, delivery and performance of this Agreement, or the consummation by Purchaser, Lori or ARTRA of the transactions contemplated by this Agreement.

         4.3 Each of the Guarantors hereby represents and warrants that the financial statements delivered pursuant to Section 2.2(c) fairly present the financial position of such Guarantor as of the respective dates thereof and, in the case of Lori and ARTRA, the results of operations, and changes in financial position of each, for the periods covered thereby.

         4.4 The Managers and Franco have been employed by Seller; the Managers are aware of the operational aspects of the Business and the Company's financial condition and results of operations; and Franco is generally aware of the operational aspects of the Business and the Company's financial conditions and results of operations. The Managers and Franco hereby represent and warrant that, to the best of their knowledge and belief, the representations and warranties made by Seller herein for which the Managers and Franco have responsibility or control or actual knowledge are true, accurate and complete.

         4.5 Each of Paterek and Ferrentino hereby represents and warrants that to his knowledge no facts, events or circumstances exist that could reasonably be expected to give rise to any obligations, expenses or liabilities of whatsoever nature of Seller or its Affiliates other than as set forth on
Schedule 4.5 and except such obligations, expenses or liabilities arising in the ordinary course of business.

         4.6 Each member of the Purchasing Group hereby represents and warrants that, and each other member of the Purchasing Group hereby represents and warrants that to its actual knowledge, no former director or officer of Spectrum or any of its corporate Affiliates is a member of the Purchasing Group or is an active participant in the management of a member of the Purchasing Group other than Paterek, Ferrentino and Franco.

         4.7 Purchaser hereby represents and warrants that it shall not have unreasonably small capital for the business in which each of them is engaged and proposes to be engaged following the consummation of the transaction herein contemplated.

         4.8 The representations, warranties, covenants and agreement of each member of the Purchasing Group, contained in this Agreement are true, accurate and correct in all respects as of the date hereof and shall be true, accurate and correct in all material respect as of the Closing.

                                   ARTICLE V

                       COVENANTS AND AGREEMENTS BY SELLER

         From the date hereof until the Closing Date, and after the Closing Date with respect to Section 5.1(h), Seller covenants to and agrees with Purchaser that:

         5.1 Conduct of Business.

                  (a) Seller shall cause and shall permit each Manager to cause the Company to operate the Business in the usual and ordinary course;

                  (b) Seller shall not remove or transfer to itself from the Company any assets, including but not limited to, the payment of cash dividends; provided, however, that (i) Seller reserves the right to withdraw current profits through the payment of cash dividends, to the extent allowed by the Bankruptcy Court, which payments shall offset on a dollar for dollar basis the Closing Payment as a Closing Adjustment; (ii) Seller shall remove those assets in the Company's possession or located at the Company's premises designated on
Schedule 2.5(b)(iii) (subject to finalization of corporate-wide inventory with respect to times owned by Persons other than Seller); and (iii) Seller reserves the right to transfer to itself an amount equal to any amount paid by Seller to a third party on behalf of the Company consistent with past practice (such as, e.g., comprehensive general liability coverage, medical insurance, worker's compensation in New York and Texas and New York State disability) or any other payment required to be paid by Seller in order to avoid a breach of any representation, warranty, covenant or agreement of Seller herein. The parties hereto acknowledge that, except as specifically provided for herein, the underlying Property owned by the Company on the Closing Date will continue to be owned by the Company immediately after the Closing;

                  (c) Seller shall not prohibit or hinder the Managers from functioning as the senior management team of the Company, and Seller understands that at Closing Purchaser shall reimburse Seller, by means of a Closing Adjustment due to Seller from Purchaser, any amounts for salary or other compensation actually paid on or after July 1, 1995, by Seller to each of the Managers;

                  (d) Seller shall not prohibit or hinder Franco from performing the necessary legal duties of the Company, and Seller understands that at Closing Purchaser shall reimburse Seller, by means of a Closing Adjustment due to Seller from Purchaser, any amounts for salary, expenses, benefits or other compensation actually paid on or after July 1, 1995, by Seller to Franco;

                  (e) Seller shall not prohibit or hinder the officers and other authorized representatives of Purchaser from (i) access, from time to time and at one or more times, to the plants, properties, offices and books and records of the Company, during normal business hours and upon reasonable advance notice, and in connection with such books and records, such inspection shall be at the offices where such records are normally maintained, and such parties shall be entitled to make copies of and abstracts from any of such books and records for purposes of verifying the representations and warranties of Seller hereunder;
(ii) the opportunity to meet during normal business hours and upon reasonable advance notice, correspond and communicate with the officers, directors, employees, counsel and accountants to the Company, and to secure from each such information as such parties shall deem necessary or appropriate; and (iii) the opportunity to review and copy such other, further and additional financial and operating data, materials and information as to the business and operations of the Company as may be reasonably requested by such parties for purposes of verifying the representations and warranties of Seller hereunder; provided however, that all such information and material secured by such parties in the course of such investigation shall be and be deemed to be confidential and shall be used solely in connection with the transactions herein described, and all written memoranda and documents and other tangible evidence of such information shall be required, pursuant to a confidentiality agreement, either to be returned to the Company or destroyed in the event the subject acquisition is not consummated; and provided, further, that the foregoing does not unreasonably interfere with or disrupt the Business or Seller's business;

                  (f) At all times prior to the Closing Date, Seller shall promptly notify Purchaser in writing of the occurrence of any event that will or may result in the failure to satisfy the conditions contained in Article IX hereof; and

                  (g) Seller shall refrain from making any adverse statements about any member of the Purchasing Group and such member's business that could reasonably be expected to, and that do, have a material adverse consequence to any member of the Purchasing Group, other than any such statements included in the filing of a complaint or as required by law or in testimony (or in any interview with an officer of the court or governmental agency) in connection with a legal action in which it is a party or is threatened to be made a party or pursuant to valid legal process.

         5.2 Bankruptcy Court Approval Order. Seller shall promptly, but not later than five (5) business days from the date of execution of this Agreement, make a motion to the Bankruptcy Court seeking entry of an order pursuant to Sections 363(b) and 363(f) of the

         Bankruptcy Code approving this Agreement and the transactions contemplated hereunder. Such motion shall be made in accordance with such terms, conditions and procedures as the Bankruptcy Court may deem appropriate and shall be subject to higher and better offers and other requirements. Seller shall use its best efforts in good faith to cause the issuance of the Bankruptcy Court Approval Order. Seller shall also obtain confidentiality, nondisclosure and indemnity agreements from prospective purchasers or bidders prior to disseminating any confidential or proprietary information with respect to the Company to such prospective purchasers or bidders.

         5.3 Further Assurances. Seller shall take such additional action and shall coordinate with Purchaser as may be reasonably necessary or appropriate for the consummation of the transactions contemplated hereby to carry out and effectuate the terms and conditions of this Agreement; provided, however, that nothing in this Section 5.3 shall obligate Seller to take any actions related to the Bankruptcy Court Approval Order other than as provided in Section 5.2.

         5.4 Assumption of Certain Compensation Expenses. Seller shall reimburse Purchaser, by means of a Closing Adjustment, any salary, expenses, benefits or other compensation actually paid on or after July 1, 1995 by the Company to Gerald K. Sandler, Gus Petruzzelli, and Albert D. Panico, pursuant to each such individual's respective employment agreement.

                                   ARTICLE VI

                COVENANTS AND AGREEMENTS BY THE PURCHASING GROUP

         From the date hereof until the Closing Date, and after the Closing Date with respect to Sections 6.1(c), 6.2, 6.3 and 6.4, Purchaser and Lori covenant and agree, and where so specifically stated, each member of the Purchasing Group covenants and agrees, that:

         6.1 Further Assurances. (a) Each member of the Purchasing Group shall take such additional action and shall use its best efforts to coordinate with Seller as may be reasonably necessary or appropriate for the consummation of the transactions contemplated hereby to carry out and effectuate the terms and conditions of this Agreement, including, but not limited to, using its best efforts in good faith to cause the issuance of the Bankruptcy Court Approval Order and all other necessary approvals, authorizations and waivers;

                  (b) At all times prior to the Closing Date, Purchaser shall promptly notify Seller in writing of the occurrence of any event that will or may result in the failure to satisfy the conditions contained in Article VIII hereof; and

                  (c) Purchaser shall provide Seller with reasonable access to any Records after the date hereof (other than the Resumes) subject to reasonable confidentiality restrictions.

         6.2 Use of Spectrum Name. Except as required by law, no member of the Purchasing Group shall use in the conduct of such member's business the name and mark "Spectrum Global Services, Inc." or "Spectrum", whether alone or in combination with other words; provided, however, that the Company may use the name "Spectrum Global Services, Inc." or "Spectrum" solely in order to explain its historical corporate background but in no case in order to promote the Business or any other business into which the Company or its affiliates may enter.

         6.3 Pre-Closing Confidentiality. Each member of the Purchasing Group other than the Managers and Franco and each of the officers, employees and other representatives of each such member, if applicable, shall treat as confidential, keep secret and not use in the course of its business any information of a confidential nature relating in any way to the affairs of the Company or Seller and, at any time before the Closing Date, will not, without the prior written consent of Seller, disclose, furnish or make known or accessible to, or use for the benefit of, anyone any information of a confidential nature relating in any way to the Business unless such information is otherwise publicly available. If, for any reason, including without limitation, termination of this Agreement pursuant to Article X, the transactions contemplated hereby are not consummated, each member of the Purchasing Group shall and shall cause each of the officers, employees and other representatives of each such member, if applicable, to promptly return to Seller, all documents, papers, books, records and other materials (and all copies thereof) obtained by any of them in connection with the investigation and evaluation of the Business or the transactions contemplated hereby, destroy all other documents prepared by any member of the Purchasing Group which are based on the documents so obtained, and refrain from making any adverse statements about Seller, its business and its Affiliates that could reasonably be expected to, and that do, have a material adverse consequence to Seller or its corporate Affiliates other than any such statements included in the filing of a complaint or as required by law or in testimony (or in any interview with an officer of the court or governmental agency) in connection with a legal action in which such member is a party or is threatened to be made a party or pursuant to valid legal process.

         6.4 Post-Closing Confidentiality. After the Closing Date, each member of the Purchasing Group covenants and agrees that it shall promptly return to Seller all documents, papers, books, records and other materials (and all copies thereof) concerning Seller's business obtained by such member in connection with the investigation and evaluation of the Business or the transactions contemplated hereby, destroy all other documents prepared by such member which are based on the documents so obtained, refrain from using any information in the documents of a confidential nature relating in any way to Seller, and refrain from making any adverse statements about Seller, its business and its Affiliates that could reasonably be expected to, and that do, have a material adverse consequence to Seller or its corporate Affiliates other than any such statements included in the filing of a complaint or as required by law or in testimony (or in any interview with an officer of the court or governmental agency) in connection with a legal action in which such member is a party or is threatened to be made a party or pursuant to valid legal process.

         6.5 Assumption of Certain Compensation Expenses. At Closing Purchaser shall reimburse Seller, by means of a Closing Adjustment due to Seller from Purchaser, any amounts for salary, expenses, benefits or other compensation actually paid on or after July 1, 1995 by Seller to each of the Managers and Franco.

                                  ARTICLE VII

         ADDITIONAL COVENANTS AND AGREEMENTS BY THE MANAGERS AND FRANCO

         7.1 Further Assurances. From the date hereof until the Closing Date the Managers and Franco covenant and agree that:

                  (a) the Managers (i) shall perform their duties as the senior management team of the Company in the ordinary course of business consistent with past practice; (ii) shall not intentionally cause by either of their actions or omissions any representation or warranty of Seller contained herein to become untrue; (iii) shall not intentionally take any action to cause Seller to breach any of its covenants or agreements; (iv) shall promptly notify Seller if either of them becomes aware of any condition or event that will or may reasonably be expected to result in the failure to satisfy the conditions contained in Article IX; and (v) shall cooperate fully with due diligence activities related to Seller's marketing of the Company, although they shall not be required to interface directly with any prospective bidders;

                  (b) Franco (i) shall perform the necessary legal duties of the Company from the date hereof; (ii) shall not intentionally cause by his actions or omissions any representation or warranty of Seller contained herein to become untrue; (iii) shall not intentionally take any action to cause Seller to breach any of its covenants or agreements; (iv) shall promptly notify Seller if he becomes aware of any condition or event that will or may reasonably be expected to result in the failure to satisfy the conditions contained in Article IX; and
(v) shall cooperate fully with due diligence activities related to Seller's marketing of the Company, although he shall not be required to interface directly with any prospective bidders; and

                  (c) All material business decisions made by the Managers or Franco and all omissions of the Managers or Franco respecting material business decisions from the date hereof until the Closing shall be subject to the prior written approval of the Chief Executive Officer of Seller. The consequence of any failure to obtain such approval with respect to a material decision (including with respect to an inadvertent omission) shall be that (i) Seller shall be released from all responsibility and liability with respect to any breach of the representations, warranties, agreements or covenants made by Seller in this Agreement (or any failure of any Schedule to be true, complete and accurate) resulting from such material decision or omission; (ii) the requirements of Section IX(c) shall be waived with respect to each such representation and warranty and the requirements of Section IX(b) shall be waived with respect to each such agreement and covenant; and (iii) Seller shall not be deemed to be in material breach of any such representation, warranty, agreement or covenant for purposes of Section 10.2(b) hereof. The Chief Executive Officer of Seller shall respond to any request for such approval promptly after due deliberation and the failure to so respond shall be deemed to constitute an approval.

                                  ARTICLE VIII

                         SELLER'S CONDITIONS TO CLOSING

         The obligation of Seller to consummate the transactions contemplated by this Agreement is, unless waived by Seller, subject to the fulfillment, on or before the Closing, of each of the following conditions:

                  (a) No injunction or restraining order shall be in effect which prohibits, restricts or enjoins, and no suit, action or proceeding shall be pending which seeks to prohibit, restrict, enjoin, nullify, seek material damages with respect to or otherwise materially adversely affect the consummation of the transactions contemplated hereby;

                  (b) All covenants of each member of the Purchasing Group under this Agreement to be performed prior to the Closing shall have been performed in all material respects, except to the extent attributable to actions expressly permitted or consented to by Seller in writing;

                  (c) Seller shall have received a certificate, executed by each of the President and Secretary of Purchaser, Lori and ARTRA, and each of the Managers, Franco, Harvey and Werner (effective as of the Closing), and in form and content reasonably acceptable to Seller, certifying the truth and accuracy of the representations and warranties of each contained herein;

                  (d) Seller shall have received from Purchaser, Lori and ARTRA a certificate from the Department of State of the state of incorporation of each to the effect that each of Purchaser, Lori and ARTRA are in good standing in such state;

                  (e) The Bankruptcy Court Approval Order shall have been entered; all material statutory requirements for the valid consummation by Purchaser of the transactions herein described shall have been fully and timely satisfied; all material authorizations, approvals or waivers of any federal or state regulatory body shall have been obtained in order to permit consummation by Purchaser of the transactions herein described, and/or to permit Purchaser to assume the Business at the Closing; and no action or proceeding to suspend, revoke, cancel, terminate, modify or alter any of such authorizations, approvals or waivers shall be pending or threatened;

                  (f) Seller shall have received all certificates, instruments, agreements and other documents to be delivered by each member of the Purchasing Group at or before Closing as provided in this Agreement and a certificate signed individually or by an officer of each member of the Purchasing Group, as the case may be, confirming the matters set forth in paragraphs (a), (b) and (e) (other than with respect to the Bankruptcy Court Approval Order) above;

                  (g)  [Intentionally Omitted]

                  (h) The Purchasing Group shall tender to Seller the Closing Payment, after taking into account any mutually agreed upon Closing Adjustments, in immediately available funds by federal funds check or certified check or bank wire to an account designated by Seller; and

                  (i) Seller shall have received all the documentation required to be delivered to it pursuant to the provisions of this Agreement, in form and content reasonably satisfactory to Seller and its Counsel.

                                   ARTICLE IX

                       PURCHASER'S CONDITIONS TO CLOSING

         The obligation of the Purchaser to consummate the transactions, and the obligations of the Guarantors to fulfill their obligations under the Guarantees contemplated by this Agreement is, unless waived by Purchaser, subject to the fulfillment, on or before the Closing, of each of the following conditions:

                  (a) No injunction or restraining order shall be in effect which prohibits, restricts or enjoins, and no suit, action or proceeding shall be pending which seeks to prohibit, restrict, enjoin, nullify, seek material damages with respect to or otherwise materially adversely affect the consummation of the transactions contemplated hereby other than those set forth on Schedule 3.7;

                  (b) All covenants of Seller under this Agreement to be performed prior to the Closing shall have been performed in all material respects, except to the extent attributable to actions expressly permitted or consented to by Purchaser in writing;

                  (c) Purchaser shall have received a certificate, executed by the President and Secretary of Seller (effective as of the Closing), and in form and content reasonably acceptable to Purchaser, certifying the truth and accuracy of the representations and warranties of Seller contained herein;

                  (d) Purchaser shall have received from each of Seller and the Company a certificate from the Department of State of the State of Delaware to the effect that each of Seller and the Company is in good standing in such state;

                  (e) The Bankruptcy Court Approval Order shall have been entered; all material statutory requirements for the valid consummation by Seller of the transactions herein described shall have been fully and timely satisfied; all material authorizations, approvals or waivers of any federal or state regulatory body shall have been obtained in order to permit consummation by Seller of the transactions herein described, and/or to permit Purchaser to assume the Business at the Closing; and no action or proceeding to suspend, revoke, cancel, terminate, modify or alter any of such authorizations, approvals or waivers shall be pending;

                  (f)   Purchaser   shall  have   received   all   certificates,
instruments, agreements, Property in Seller's possession (as described in Section 2.5(b)(iii)) and other documents to be delivered by Seller at or before Closing as provided in this Agreement, including a certificate signed by an officer of Seller confirming the matters set forth in paragraphs (a), (b) and
(e) (other than with respect to the Bankruptcy Court Approval Order) above;

                  (g) Purchaser has received such documentation as may be necessary to establish that Purchaser is not required to withhold any portion of the Purchase Price pursuant to Section 1445 of the United States Internal Revenue Code of 1986 (substantially in the form of Exhibit H hereto);

                  (h) Purchaser shall have received releases from all guarantees by the Company (all of which are set forth on Schedule IX(h) hereto) including but not limited to those related to the employment agreement of Donald J. Amoruso with Seller (substantially in the form of Exhibit I hereto) and the engagement agreement of Gordian Group, L.P. with Seller (substantially in the form of Exhibit J hereto) and a release from the employment agreement with Gerald K. Sandler (substantially in the form of Exhibit K hereto);

                  (i) Seller shall tender to Purchaser certificates representing the Stock duly endorsed and in form for transfer to Purchaser or accompanied by stock powers endorsed in blank; and

                  (j) Purchaser shall have received all the documentation required to be delivered to it pursuant the provisions of the Agreement, in form and content reasonably satisfactory to Purchaser and its counsel.

                                   ARTICLE X

                                  TERMINATION

         10.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement and any agreement ancillary hereto may be terminated and the transactions contemplated hereby abandoned at any time prior to or at the Closing by:

                  (a) mutual consent of Seller and Purchaser upon the express approval of the respective Boards of Directors of Seller and Purchaser and the express approval of Managers and Franco;

                  (b) Seller, if any of the conditions set forth in Article VIII shall not have been met and shall not have been waived by Seller as of the Closing Date and at such time Seller is not in material breach or default of its covenants, representations or other obligations contained in this Agreement, or if, prior to the Closing, any member of the Purchasing Group is in material breach or default of its covenants, representations or other obligations contained in this Agreement;

                  (c) Purchaser, if any of the conditions set forth in Article IX shall not have been met and shall not have been waived by Purchaser as of the Closing Date and at such time Purchaser is not in material breach or default of any of its covenants, representations or other obligations contained in this Agreement, or if, prior to the Closing, Seller is in material breach or default of its covenants, representations or other obligations contained in this Agreement; or

                  (d)   automatically,   if  the  Bankruptcy  Court  approves  a
competing bid for the Stock or a bid for all or substantially all of the assets of the Company.

         Any party desiring to terminate this Agreement pursuant to this Article X shall give notice of such termination to the other party hereto in accordance with Section 12.7.

         10.2    Effect of Termination.

                  (a) If this Agreement is terminated in accordance with Section
10.1 or 10.3, then all rights and obligations of the parties hereunder shall terminate and be of no further effect; provided, however, that no such termination shall relieve any party of liability for any breach of its obligations under this Agreement or any other obligation to indemnify arising under this Agreement prior to such termination; and, provided further, that Sections 6.3, 10.2(b) and 11.8 shall apply.

                  (b) (A) If  prior  to the  time  of  termination  pursuant  to
Section 10.1, this Agreement is terminated pursuant to Section 10.3(a), one-half of the Deposit (including earnings on such portion) shall be immediately refunded to Purchaser and the remainder of the Deposit (including earnings on such portion) shall be released from escrow and transferred to Seller pursuant to the terms of the Escrow Agreement; (B) if prior to the time of other termination pursuant to Section 10.1 or 10.3(a), (i) this Agreement is terminated pursuant to Section 10.3(b); or (ii) this Agreement is terminated because Seller is in material breach or default of any of its covenants, representations or other obligations under this Agreement or (iii) this Agreement is terminated because at the Closing, Purchaser has not received, or waived the receipt of, the items listed in Article IX(c), (d), (g) and (h) and the Closing has not occurred or (iv) this Agreement is terminated pursuant to
Section 10.1(d), the Deposit (including earnings on such portion) shall be immediately refunded to Purchaser; and (C) in all other cases of termination, the Deposit (including earnings on such portion) shall be released from escrow and transferred to Seller pursuant to the terms of the Escrow Agreement.

         10.3    Bankruptcy Court Approval Order.

                  (a) From October 28, 1995, through and until November 27, 1995, and only during such period, if the Bankruptcy Court Approval Order has not been entered at the time, Purchaser shall have the right, at its option, to terminate this Agreement and to abandon the transactions contemplated hereby by providing written notice to Seller in accordance with Section 12.7.

                  (b) On or after January 1, 1996, if the Bankruptcy Court Approval Order has not been entered at the time, Purchaser and Seller shall each have the right, at their options, to terminate this Agreement and to abandon the transactions contemplated hereby.

                  (c) For purposes of this Agreement, if at any time there is in effect a stay of the Bankruptcy Court Approval Order issued by a court of competent jurisdiction, the Bankruptcy Court Approval Order shall be deemed as not having been entered at such time. Purchaser and Seller agree to use best efforts to cause this transaction to be closed prior to the issuance of any such stay and to extinguish any such stay which is issued.

                                   ARTICLE XI

           RELEASES, INDEMNIFICATION AND SURVIVAL OF REPRESENTATIONS

         11.1 Releases. At the Closing, Seller, the Managers and Franco agree to execute the Releases.

         11.2 Indemnification by Seller. (a) Seller agrees to indemnify and hold harmless Purchaser from and against all demands, claims, actions or causes of action, assessments, losses, damages, expenses and liabilities (collectively, the "Damages") asserted against or incurred by Purchaser as a result of any breach of any representation, covenant or agreement by Seller contained herein.

         (b) Seller agrees to indemnify and hold harmless Purchaser from and against any Damages arising from the nonpayment of any federal or state income taxes, or penalties thereon, that are due and payable with respect to any taxable period (or portion thereof) of the Company ending on or before the Closing Date.

         11.3 Indemnification by Purchaser and Lori. Purchaser and Lori jointly and severally agree to:

                  (a) indemnify and hold harmless Seller and, prior to the Closing, the Company, from and against all Damages asserted against or incurred by Seller or the Company, as the

                  case may be, as a result of any breach of any representation, covenant or agreement by any member of the Purchasing Group, including a member other than Purchaser and Lori, contained herein; and

                  (b) indemnify and hold harmless Seller and its Affiliates from and against all Damages asserted against or incurred by Seller or its Affiliates arising from the Business or the conduct of any employee or officer of the Company (other than the actual conduct of Donald J. Amoruso), except for such actions of Paterek in his former capacity as a director of Seller; provided, however, that such indemnification obligations shall not apply with respect to Damages arising under Section 11.2, unless such Damages arising under Section
11.2 are the result of any actions or omissions by any of Paterek, Ferrentino or Franco.

         11.4    Indemnification by the Managers and Franco.

                 The Managers and Franco will jointly and severally indemnify and hold harmless Seller and its Affiliates from and against all Damages asserted against or incurred by Seller or its Affiliates which arise as a result of the willful misconduct of any of them; provided, however, that this obligation to indemnify and hold harmless Seller and its Affiliates shall not exceed the sum of Fifty Thousand Dollars ($ 50,000), which amount shall be deposited in escrow, pursuant to the terms of an escrow agreement of even date herewith (the "Manager Escrow Agreement") among Seller, the Managers, Franco and the Manager Escrow Agent (as defined in the Manager Escrow Agreement) substantially in the form of Exhibit P hereto, on the Closing Date and held in escrow until the first anniversary of the Closing Date. Notwithstanding anything herein to the contrary, the obligation of the Managers and Franco to indemnify and hold harmless Seller and its Affiliates contained in this Section 11.4(b) shall be continuing and survive, in accordance with Section 11.8(d), the execution and delivery of this Agreement and the Closing Date.

         11.5 Indemnification by Guarantors. The Guarantors other than Lori each severally agree to indemnify and hold harmless Seller and, prior to the Closing, the Company, from and against all Damages asserted against or incurred by Seller or the Company, as the case may be, as a result of any breach of any representation, covenant or agreement by any such Guarantor contained herein.

         11.6 [Intentionally Omitted]

         11.7 Indemnification Procedures.

              11.7.1 Notice of Asserted Liability. Each party seeking indemnification shall promptly give notice to the party from whom indemnification is sought (each such notice, a "Claims Notice") of any demand, claim or circumstance which gives rise, or with the lapse of time would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in any losses (an "Asserted Liability"), without regard to limitations on indemnification set forth above. The Claims

              Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the losses that have been suffered by an Indemnified Party.

              11.7.2 Defense of Asserted Liability. If the facts giving rise to the claim for indemnification shall involve any actual or threatened claim or demand by any third party against or by any Indemnified Party or by an Indemnified Party against any third party, the relevant Indemnified Party shall defend or prosecute such claim through counsel of such Indemnified Party's choosing, which counsel shall be reasonably satisfactory to the Indemnifying Party, and the reasonable expenses of which shall be borne by the Indemnifying Party (subject to the limitations set forth above); provided, however, that the Indemnifying Party shall not be responsible for fees and expenses of more than one counsel in each jurisdiction and provided further that in the case of a claim for indemnification relating to Section 3.8 (dealing with tax matters), Seller shall defend or prosecute such claim through counsel of its choosing. No Indemnifying Party shall be subject to any liability for any settlement made without such Indemnifying Party's consent; provided, however, that such consent shall not be unreasonably withheld; and provided, further, that no such consent shall be required of an Indemnifying Party with respect to any settlement if such settlement would give rise to no liability on the part of such Indemnifying Party.

         11.8    Termination of Indemnification Obligations.

                  (a) The obligation of Seller to indemnify under Section 11.2 shall survive the Closing Date and terminate on the second anniversary of the Closing Date, except (i) in each case as to matters as to which any Indemnified Party has given a Claims Notice under Section 11.7.1 on or prior to such date, in which case the right to indemnification with respect thereto shall survive the expiration of any such period until such claim is finally resolved and any obligations with respect thereto are fully satisfied; and (ii) with respect to any Claims Notice arising solely from the matters contained in Section 3.8, in which case the right to indemnification with respect thereto shall survive the Closing Date and terminate on the third anniversary following the filing of any income tax return referred to in Section 3.8 or upon such other expiration of the limitation period relevant to such income tax return.

                  (b) The obligation of each of Purchaser and Lori to indemnify under Section 11.3(a) and the obligation of each of the Guarantors to indemnify under Section 11.5 shall each survive the Closing Date and terminate on the second anniversary of the Closing Date, except in each case as to matters as to which any Indemnified Party has given a Claims Notice under Section 11.7.1 on or prior to such date, in which case the right to indemnification with respect thereto shall survive the expiration of any such period until such claim is finally resolved and any obligations with respect thereto are fully satisfied.

                  (c) The obligation of each of Purchaser and Lori to indemnify under Section 11.3(b) shall survive the Closing Date and the expiration of any such period until any such claim is finally resolved and any obligations with respect thereto are fully satisfied.

                  (d) The obligation of each of the Managers and Franco to indemnify under Section 11.4 shall survive the Closing Date and terminate eighteen (18) months after the Closing Date, except in each case as to matters as to which any Indemnified Party has given a Claims Notice under Section 11.7.1 on or prior to such date, in which case the right to indemnification with respect thereto shall survive the expiration of any such period until such claim is finally resolved and any obligations with respect thereto are fully satisfied.

         11.9 Certain Representations and Covenants

         Except as provided in Section 11.4, neither the Managers nor Franco shall have any personal liability for any breach of any representation, warranty, agreement or covenant made by them herein (a "Manager or Franco Breach"). However, in the event of any such Manager or Franco Breach (i) Seller shall be released from all responsibility and liability with respect to the breach of any representations, warranties, agreements or covenants made by Seller in this Agreement (or any failure of any Schedule to be true, complete and accurate) as a result of any such Manager or Franco Breach or as a result of the event, circumstance or condition causing such Manager or Franco breach; (ii) the requirements of Section IX(c) shall be waived with respect to each such representation or warranty and the requirements of Section IX (b) shall be waived with respect to each such agreement or covenant; and (iii) Seller shall not be deemed to be in material breach of any such representation, warranty, agreement or covenant for purposes of Section 10.2(b) hereof as a result of any such Manager or Franco Breach or as a result of the event, circumstance or condition causing such Manager or Franco Breach.

                                  ARTICLE XII

                                 MISCELLANEOUS

         12.1 Expenses . Subject to the rights of indemnity contained in Article XI, each of the parties to this Agreement shall pay all of its own expenses relating to the transaction contemplated by this Agreement, including, without limitation, the fees and expenses of its respective counsel, accountants, financial advisers and any broker's, finder's or similar agent's fee.

         12.2 Role of the Managers and Franco in Negotiations. Seller agrees that: (i) the Managers and Franco are not and shall not be deemed to be representatives of Spectrum for the purpose of negotiating this Agreement and other actions incident hereto; (ii) the Managers and Franco may act on behalf of Purchaser and Lori for such purpose; and (iii) the actions referenced in clauses
(i) and (ii) immediately above and actions consistent with such purpose do not constitute a breach of fiduciary or other duties pursuant to the terms of their respective employment agreements with Spectrum, under the common law, or otherwise.

         ss.12.3 Non-Competition Agreement. Seller shall enter into and deliver to Purchaser at the Closing an agreement substantially in the form of Exhibit Q hereto not to compete in the Business for a period of not less than three and one-half (3.5) years; provided, however, that Seller, at its option, may provide services on a contract labor basis to the extent such services are only directly related to the project, engagement, system or solution for which Seller's Systems Integration business was retained by the client; and provided, further, that the Company and each member of the Purchasing Group shall enter into and deliver to Seller at the Closing the Non-Competition Agreement (substantially in the form of Exhibit Q hereto) not to compete in Seller's wireless data communication software product business for a period of not less than three and one-half (3.5) years unless it first offers the opportunity to Seller of participating in a joint project or venture with respect to such business.

         12.4 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the domestic laws of the State of New York and the Bankruptcy Code to the extent applicable.

         12.5 Jurisdiction. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York or in the United States District Court for the Eastern District of New York (or the Bankruptcy Court), and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts for itself or himself the process in any action or proceeding by the mailing of copies of such process to such party at its or his address as set forth in Section 12.7, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement. EACH PARTY HERETO WAIVES TRIAL BY JURY, IF ANY, IN ANY JUDICIAL PROCEEDING UNDER THIS AGREEMENT OTHER THAN A RIGHT FOR TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN THE BANKRUPTCY COURT DURING THE PENDENCY OF SELLER'S CHAPTER 11 CASE.

         12.6 Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         12.7 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand, (b) three (3) days after the date of sending such notice by certified mail, return receipt requested, or (c) the next business day if sent by facsimile transmission or by an over night courier service, and in each case of mailing, postage prepaid and at the respective addresses or numbers set forth below:

         If to the Purchasing Group, addressed to:

                  ARTRA Group Incorporated
                  Mr. Peter R. Harvey
                  Mr. Marc L. Werner
                  The Lori Corporation
                  500 Central Avenue
                  Post Office Box 8902
                  Northfield, IL 60093-8902
                  Attention:  Mr. Peter R. Harvey
                  Fax:  (708) 441-6959


                  Comforce Corp.
                  2001 Marcus Ave. - Suite N216
                  Lake Success, NY  11042
                  Attn:  Mr. Christopher P. Franco


                  Mr. James L. Paterek
                  86 South Drive
                  Plandome, NY  11030
                  FAX:  516-352-3362

                  Mr. Michael Ferrentino
                  956 Cedar Swamp Road
                  Glen Head, NY  11545

                  Mr. Christopher P. Franco
                  37 Lockwood Lane
                  Riverside, CT  06875

                           with a copy to:

                  Marc D. Freedman, Esq.
                  Attorney At Law
                  70 Hilltop Road, Suite 2000

                  Ramsey, NJ  07446
                  FAX:  201-825-4505

If to Seller, addressed to:

                  Spectrum Information Technologies, Inc.
                  2700 Westchester Avenue
                  Purchase, NY  10577
                  Attention:  Mr. Donald J. Amoruso
                  FAX:  914-251-1811

                           with a copy to:

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza, Suite 4300
                  New York, NY  10006
                  Attention:  Edwin B. Mishkin, Esq.
                  FAX:  212-225-3999

or in any case to such other address or number as any party may fix by notice.

         12.8 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law or with the prior written consent of the other parties hereto, and any purported transfer, assignment, pledge or hypothecation in violation of this Section shall be void. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective administrators, successors and permitted assigns.

         12.9 Severability. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction or arbitration panel, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

         12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one instrument.

         12.11 Entire Agreement. This Agreement, including the other documents referred to herein, contains the entire understanding of the parties hereto with respect to purchase of the Stock by Purchaser and supersedes all prior agreements, correspondence, conversation, negotiations and understandings between the parties with respect to such subject matter.

         12.12 Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by all of the parties hereto, and no waiver of compliance with any provision or condition hereof and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party against whom such waiver or consent is sought.

         12.13 Third Party Beneficiaries.  Subject to the provisions in Sections
6.3 and 6.4 relating to adverse statements about Seller's Affiliates, in Section 10.2(b) relating to the effect of termination and in Article XI relating to the indemnification and release of Seller's Affiliates, each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto and their respective successors and assigns as permitted under Section 12.8.

         12.14 Gender. As used in this Agreement, any gender includes a reference to all other genders and the singular includes a reference to the plural and vice versa.

         12.15 Protection of the Value of the Company. The Seller intends not to distribute any detailed proprietary customer information unless to a serious bidder; provided, however, that the determination of whether a bidder is a serious bidder shall be within the sole discretion of Seller.

         12.16 Cooperation - Tax Matters. The Seller, on the one hand, and the Company and the Purchasing Group on the other hand, will cooperate fully with each other, on a reasonable basis, in connection with the preparation, signing and filing of any tax returns and in any administrative, judicial or other proceeding involving taxes, including but not limited to the furnishing or making available of records, books of account or other materials necessary or helpful for the defense against assertions of any taxing authority as to any tax returns for such year or period. Seller shall be responsible for the preparation of, and shall deliver to the Company for signing and filing to the extent necessary, any income tax return relating to the Company for any period ending on or prior to the Closing Date.

                                  ARTICLE XIII

                    BANKRUPTCY COURT APPROVAL AND PROCEDURES

         13.1 Sale Order. Subject to the Seller's fiduciary duties to their creditors, including their duties under Section 363, the Seller agrees to support and shall use their best efforts to obtain in timely fashion approval of this transaction by the Bankruptcy Court under Sections 105 and 363 of the Bankruptcy Code. The form of notice to creditors and parties in interest of this transaction shall incorporate substantially the material provisions of Sections
13.4 and 13.5 below.

         13.2 [Intentionally Omitted]

         13.3 Notice. Notice to creditors and parties in interest shall include, inter alia, that any party in interest objecting to this transaction shall file its objection in writing on or before

         5:00 p.m., three business days prior to the scheduled hearing on this Agreement with the Clerk of the Bankruptcy Court [INSERT ADDRESS], with a copy of its objection delivered to (A) Debtor's counsel, [INSERT NAMES AND ADDRESSES] and (B) Purchaser's counsel, [INSERT NAMES AND ADDRESSES]; and that any party in interest that makes a Competing Bid (as defined in this Agreement) shall file its Competing Bid in writing on or before 5:00 p.m. three business days before the scheduled hearing on this Agreement, with the Clerk of the Bankruptcy Court [INSERT ADDRESS], with a copy of its Competing Bid delivered to (A) Debtor's counsel, [INSERT NAMES AND ADDRESSES] and (B) Purchaser's counsel, [INSERT NAMES AND ADDRESSES]. During such three business day period, the Purchaser may respond to any such Competing Bids.

         13.4 Competing Bid. In order to qualify for consideration by the Bankruptcy Court as a higher and better offer relating to this transaction (a "Competing Bid") from a party in interest (a "Competing Bidder"), a Competing Bid shall be reduced to writing, and: (i) provide for aggregate consideration having a value greater than the sum of (A) the Purchase Price and (B) $60,000;
(ii) not be contingent upon financing necessary to its consummation or the outcome of any unperformed due diligence; and include a certified check payable to Sellers equal to ten percent of the Competing Bid (the "Competing Bid Deposit"); (iv) provide for a closing not later than three weeks after the Bankruptcy Court approves the Competing Bid; (v) provide that the Purchase Price shall be paid in cash and/or marketable securities and (vi) provide for a purchase of all the Stock of the Company provided, however, that should a Competing Bidder or the Purchaser increase its respective bid during the course of the hearing on this Agreement, the determination of who has made the highest and best offer shall not be affected by the necessity of immediately increasing the bidder's deposit.

         13.5 Competing Bidders.(a)Any third-party that in good faith requests of Sellers in writing an opportunity to conduct due diligence to prepare and submit a Competing Bid (i) shall be given complete access to public information; and (ii) with respect to nonpublic information of a proprietary or confidential nature, shall be given access for the sole purpose of submitting a Competing Bid, provided that the Competing Bidder first executes a confidentiality agreement, substantially in the form of Exhibit R hereto (the "Confidentiality Agreement"), which contains a provision in which the Competing Bidder is advised and acknowledges that the Managers and Franco are members of the Purchasing Group and submits to the jurisdiction of the Bankruptcy Court for purposes of enforcement of such Confidentiality Agreement.

                  (b) If a closing under an agreement with a successful Competing Bidder is not timely concluded, the Seller shall be authorized without further Bankruptcy Court Order promptly to conclude the transaction with the next highest willing bidder in accordance with the terms of the next highest Competing Bid (provided the next highest Competing Bid otherwise complies with this Agreement).

                  (c) Any and all Competing Bid Deposits submitted by unsuccessful Competing Bidders shall be returned to their respective Competing Bidder, unless the Competing Bidder shall have been deemed to have been in default of its Competing Bid in which case the Competing Bid Deposit shall be kept by the Seller.

                  IN WITNESS WHEREOF, Seller, Lori, Purchaser and ARTRA have caused their corporate names to be hereunto subscribed by their officers thereunto duly authorized, and Harvey, Werner, Paterek, Ferrentino and Franco have signed as individuals thereunto, all as of the day and year first above written.

                                    SPECTRUM INFORMATION TECHNOLOGIES, INC.


                                    By:_____________________________________
                                    Name:
                                    Title:


                                    THE LORI CORPORATION


                                    By:_____________________________________
                                    Name:
                                    Title:


                                    COMFORCE CORP.


                                    By:_____________________________________
                                    Name:
                                    Title:


                                    ARTRA GROUP INCORPORATED


                                    By:_____________________________________
                                    Name:
                                    Title:


                                    PETER R. HARVEY


                                    ----------------------------------------

                                    MARC L. WERNER


                                    ----------------------------------------


                                    JAMES L. PATEREK


                                    ----------------------------------------


                                    MICHAEL FERRENTINO


                                    ----------------------------------------


                                    CHRISTOPHER P. FRANCO


                                    ----------------------------------------

                                        STOCK PURCHASE AGREEMENT SCHEDULES



Schedule 1.1 -- Closing Adjustment

Between Spectrum Information Technologies, Inc. ("Spectrum" or "Seller") and Spectrum Global Services, Inc. ("Global" or the "Company")

(i)      Cash dividends to Spectrum                     None
         from Global

                                                           July 1995                 August 1995
                                                      Payroll     Benefits      Payroll       Benefits         Total
                                                      -------     --------      -------       --------       --------

(ii)     Salary, expenses, benefits or other        $            $             $             $              $
         compensation paid by Spectrum
         James L. Paterek*                               -             285         -             4,170           4,455
         Michael Ferrentino*                             -              91         -               324             415
         Christopher P. Franco                           12,680        187      12,680             697          26,245
                                                        -------   --------     -------        --------        --------
                                                         12,680        563      12,680           5,191          31,115

(iii)    Salary, expenses, benefits or other
         compensation paid by Global
         Gus Petruzzelli                                   -            -          -               -                 0
         Gerald K. Sandler***                             3,586         -        4,482             -             8,068
         Albert D. Panico                                  -            -          -               -                 0
                                                        -------   --------     -------        --------        --------
                                                          3,586        0         4,482               0           8,068

         Net salary, expenses, benefits or other
         compensation due to Spectrum from Global        $9,095       $563      $8,198          $5,191         $23,047



(iv)     Intercompany payables on or after
         January 26, 1995 due to Spectrum (from
         next page)
         Total Closing Adjustment                                                                             $150,841
         due to Spectrum as of the date hereof**                                                              ========


*      Paterek and Ferrentino went on Global's payroll system starting
       April 1, 1995.
** The Closing Adjustment shall be updated to reflect the amount of such Closing Adjustment as of the Closing.
***    Pending addition of documented travel and entertainment expenses.

Spectrum Post-petition Intercompany Reconciliation w/Global
As of August 31, 1995**
                       Schedule 1.1 -- Closing Adjustment

                                                                                                              Post-petition
                                                                                 Furn/                           Monthly
                                    Payroll   Benefits     Rent      Frishkoff   Equip.     Misc.      Cash       Total
                                    -------   --------   --------    ---------  -------     -----    --------    --------

Intercompany activity 1/26-31/95   $  4,972   $    218   $    535    $          $           $        $           $  5,807
                                                                                                                       82
Intercompany activity 2/95           23,104      4,903      3,315     (25,033)                 34                   6,323
Intercompany activity 3/95           36,227      1,842      3,315                             377                  41,760
Intercompany activity 4/95                       2,717      3,315                             283     (12,130)     (5,816)
Intercompany activity 5/95           14,785      4,822                                      1,647                  21,254
Intercompany activity 6/95           10,849     12,457                            30,825      186                  54,316
Intercompany activity 7/95            9,207      3,824                                        (14)                 13,016
Intercompany activity 8/95            8,877      5,747                                          4                  14,628
                                    -------   --------   --------    ---------  -------     -----    --------    --------
                                    108,021     36,529     10,480     (25,033)    30,825    2,598     (12,130)    151,288

Potential adjustments:
Payroll and benefits for Gus Petruzzelli for July and August                                                      (18,624)
Payroll and benefits for Albert D. Panico for July and August                                                           0
Payroll and benefits for James L. Paterek for July and August                                                      (4,455)
Payroll and benefits for Michael Ferrentino for July and August                                                      (415)
                                                                                                                 --------
Intercompany payables on or after January 26, 1995 due to Spectrum                                                127,794
                                                                                                                 ========

**   The Closing Adjustment shall be updated to reflect the amount of such Closing Adjustment as of the Closing.

Schedule 1.1 -- Real Property Leases

Real Property Lease between Equitable Life Assurance Society of the United States and Spectrum Global Services, Inc. d/b/a Yield TechniGlobal, Inc. for space known as Suite N216 in the building known as 2001 Marcus Avenue, Lake Success, New York 11042.

                              SCHEDULE 2.5(b)(iii)

ITEMS TO BE DELIVERED AT CLOSING TO GLOBAL FROM SPECTRUM

Global - Corporate Documents

     1.   Certificate of Incorporation as filed September 20, 1993;
     2.   Various Applications for and/or Certificates of Authority:
          (a)   Application for Authority and Notice of Approval - Arizona
          (b)   Affidavit of Publication of Application for Authority - Arizona
          (c)   Certificate of Authority and Application - Illinois
          (d)   Certificate of Qualification - California
          (e)   Statement and Designation by Foreign Corporation - California
          (f)   Certificate of Authority and Application - Missouri
          (g)   Certificate of Authority and Application - New Jersey
          (h)   Application for Certificate of Authority - Pennsylvania
          (i)   Certificate of Authority - Virginia
          (j)   Certificate of Authority and Application - Wisconsin
          (k)   Notification Regarding Authorization - Florida
          (l)   Certificate of Authority - Connecticut
          (m)   Certificate of Authority and Application - Indiana
          (n)   Certificate of Authority and Application - New Mexico
          (o)   Certificate of Authority and Application - Texas
          (p)   Certificate of Authority and Application - Michigan
     3.   Written Consent of Sole Incorporator in Lieu of Organization Meeting;
     4.   Written Consent of Sole Director in Lieu of First Meeting;
               [Not Executed]
     5.   Subscription Letter; [Not Executed]
     6.   By-laws;
     7.   Stock Certificate #1 as issued to Spectrum [Not Executed];
     8.   Stock Certificate Book and Ledger;
     9.   Corporate Minute Book; and

                    Sumtec Corporation - Corporate Documents

1.     Certificate of Incorporation as filed in Delaware on December 20, 1993;
2.     Written Consent of Incorporator;
3.     Written Consent in Lieu of First Meeting of Sole Director [Not Executed];
4.     Subscription Letter; [Not Executed]
5.     Stock Certificate as issued to Global [Not Executed];
6.     By-laws;
7.     Certificates of Authority re:
           (a)       Arizona
           (b)       Illinois;
           (c)       Massachusetts
           (d)       Michigan;
           (e)       New York
           (f)       North Carolina
           (g)       Ohio
           (h)       Pennsylvania
8.     Corporate Minute Book; and
9.     Corporate Seal.

Other Property
Any key identified by Spectrum to Global's Offices


ITEMS THE OWNERSHIP OF WHICH SHALL BE TRANSFERRED AT CLOSING TO GLOBAL FROM SPECTRUM

ASSETS UTILIZED BY THE BUSINESS AND NOT ON GLOBAL'S GENERAL LEDGER

(1)      Desk in storage (pending identification)
(1)      Gray guest table in Gus Petruzzelli's office
(1)      Gray guest table in Michael Ferrentino's office
(1)      End table in Michael Ferrentino's office
(1)      Fellows shredder machine next to water cooler
(1)      Xerox typewriter in Michelle's cubicle
(1)      Small circular brown table in James L. Paterek's office
(1)      IBM PS Value point 466 DXZ computer hard drive (monitor accounted for)
           in Roy Pisarki's cubicle
(1)      Compaq computer monitor in kitchen area cubicle
(3)      Cubicle overhead long open shelves in Matt & Rose's cubicles
(7)      Blue secretarial chairs (per Roy Pisarki - Hayworth chairs)
(1)      Toshiba laptop (model #T4400C) in James L. Paterek's office
(1)      AMDEX computer monitor in James L. Paterek's office
(1)      Fax machine (XEROX model #7024) next to water cooler/copier
(1)      Compaq Prolinea 4/33 computer hard drives
(1)      Multisync 2V computer monitors

         Software
         -Novell 4.0*
         -Windows NT*

Hardware from Computer Closet

(1)      Server NEC Business Mate 486/25E serial #1312339UB**
(1)      Compaq monitor serial #25114544N971
(1)      Keyboard
(2)      SMC Elite 3512TP 10 Base-T Concentrator
(1)      Tripplite battery B/U system BC 500
(1)      Safe Power 650 surge protector serial #11BD01657
(1)      American Power Enversion Smart UPS 900
(1)      Compaq Prolinea 4/33 computer hard drives
(1)      Multisync 2V computer monitors

ITEMS NOT UTILIZED BY THE BUSINESS AND NOT ON GLOBAL'S GENERAL LEDGER TO BE TRANSFERRED TO SELLER PURSUANT TO SECTION 5.1(b)

(2)      Compaq Prolinea 4/33 computer hard drives
(2)      Multisync 2V computer monitors
Executive furniture in Albert D. Panico's office-(1)desk,(1)credenza &(1)armoire

Schedule 3.2 -- Property Ownership

              Notifications Regarding General Intangibles

                  None.

             Encumbrances

                  Gordian Group, L.P. Engagement Letter guarantee

                  Donald J. Amoruso Employment Agreement with Spectrum guarantee

                  L.H. Frishkoff & Company guarantee of fees

Schedule 3.3 -- Authorized and Outstanding Capitalization

One Hundred (100) shares common stock, par value $.01 authorized and issued to Spectrum

Schedule 3.6 -- Finders Fees or Similar Payments

                      Gordian Group, L.P.

                           Six percent (6%) of aggregate consideration if definitive contract executed within four (4) months of the Bankruptcy Court Approval of the April 1, 1995 retention letter of Gordian Group, L.P;

                           Five  and  one  half  percent   (5.5%)  of  aggregate
consideration if definitive contract executed within five (5) to seven (7) months; and

                           Five  percent  (5%)  of  aggregate  consideration  if
definitive contract executed over seven (7) months

Schedule 3.7 -- Material Defaults by Company under Material Agreements

                     None.

                     Material Claims, Actions, Suits, Proceedings, Arbitrations,
                         Investigations or Inquiries

                      Such claims, actions, suits, proceedings, arbitrations, investigations or inquiries referred to in Seller's Form 10-Q filed with the Securities and Exchange Commission for the period ended June 30, 1995 as they relate to the Company.

Schedule 3.9 -- Directors and Officers of the Company

           Directors:           Donald J. Amoruso

           Officers:            Donald J. Amoruso   -  Chief Executive Officer
                                James L. Paterek    -  President
                                Michael Ferrentino  -  Vice President
                                Gus Petruzzelli     -  Vice President
                                Salvatore T. Marino -  Assistant Secretary and
                                                       Assistant Treasurer

Schedule 3.10 -- Changes Since the Date of the Most Recent Balance Sheets

                     Seller has agreed to swap the NEC Business Mate 486/2SE Server referred on Schedule 2.5(b)(iii) for a server owned by Seller under jointly acceptable arrangements.

Schedule 4.5 -- Liabilities of Seller and its Affiliates

                       None

                                                                       EXHIBIT A
                            ESCROW AGREEMENT


                  ESCROW AGREEMENT dated as of September 11, 1995 among Comforce Corp., The Lori Corporation, each a Delaware corporation ("Purchaser" and "Lori", respectively), and Spectrum Information Technologies, Inc., a Delaware corporation ("Seller"), and Cleary, Gottlieb, Steen & Hamilton, as escrow agent (the "Escrow Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Stock Purchase Agreement, dated as of the date hereof, by and among Seller, Lori, Purchaser, ARTRA Group Incorporated, Peter R. Harvey, Marc L. Werner, James L. Paterek, Michael Ferrentino and Christopher P. Franco (the "Stock Purchase Agreement").

                  WHEREAS, pursuant to Sections 2.2(a) and (b) of the Stock Purchase Agreement, Purchaser is to deposit on the date hereof a portion of the Purchase Price with the Escrow Agent, to be held and released in accordance with the terms herein;

                  NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, the parties hereby agree as follows:

I.       Appointment of Escrow Agent

                  The Escrow Agent is hereby appointed by Purchaser and Seller and acknowledges its appointment and agrees to act as agent for such parties under this Agreement, subject to the terms and condition hereof.

II.      Delivery of Funds

                  Contemporaneously with the execution and delivery of this Agreement by all parties hereto, Purchaser shall deposit with the Escrow Agent the sum of Five Hundred Thousand U.S. Dollars ($500,000) to be held by the Escrow Agent in accordance with the terms of this Agreement. The Escrow Agent hereby acknowledges receipt of such funds. Any funds held from time to time by the Escrow Agent pursuant to this Agreement (including earnings thereon, if any) are hereinafter referred to as the "Escrow Funds."

III.     Investment of Escrow Funds

                  The Escrow Agent shall invest the Escrow Funds as directed by Seller. If no direction by Seller is received by the Escrow Agent, the Escrow Agent shall invest the Escrow Funds in the Premium U.S. Treasury Reserves Landmark Funds account managed by Citibank, N.A.

IV.      Release of Escrow Funds

                  4.1. The Escrow Agent shall release the Escrow Funds, together with any and all interest earned on the Escrow Funds from the date such amount was deposited with the Escrow Agent up to the date of such release, to Seller three business days after the Escrow Agent's (i) receipt from Seller of notice of the failure of the conditions of Article VIII to be fulfilled at the Closing Date and of a copy of the Bankruptcy Court Approval Order or (ii) receipt of notice from Seller of termination of the Stock Purchase Agreement pursuant to
Section 10.1(b) of the Stock Purchase Agreement or (iii) receipt from Seller of a copy of the Bankruptcy Court Approval Order and the items listed in Article IX(c), (d), (g) and (h) of the Stock Purchase Agreement or (iv) upon receipt of notice from Seller that the Closing has occurred.

                  4.2. The Escrow Agent shall release the Escrow Funds, together with any and all interest earned on the Escrow Funds from the date such amount was deposited with the Escrow Agent up to the date of such release, to Purchaser three business days after the Escrow Agent's (i) receipt from Purchaser of notice of termination of the Stock Purchase Agreement pursuant to Section 10.1(c), 10.1(d) or 10.3(b) of the Stock Purchase Agreement or (ii) receipt from Purchaser of a copy of the Bankruptcy Court Approval Order and of notice that the items listed in Article IX(c), (d), (g) and (h) of the Stock Purchase Agreement has not been received by it nor has it waived receipt of such items and that the Closing has not occurred.

                  4.3. The Escrow Agent shall release one-half of the Escrow Funds, together with any and all interest earned on such portion of the Escrow Funds, to each of the Purchaser and Seller not later than three business days after receipt by the Escrow Agent of notice from Purchaser of termination of the Stock Purchase Agreement pursuant to Section 10.3(a) thereof.

                  4.4. In the event that the Escrow Agent receives any instrument in writing, signed by Purchaser and Seller, directing the release of the Escrow Funds, the Escrow Agent shall release the Escrow Funds in accordance with such instrument. In the event that an order is entered by any court of competent jurisdiction directing the Escrow Agent to release the Escrow Funds, the Escrow Agent shall release the Escrow Funds in accordance with such order. In the event of any dispute regarding the release of the Escrow Funds, if Seller is successful in such dispute, Purchaser and Lori shall be jointly and severally responsible and shall indemnify Seller for its reasonable legal fees, costs and expenses incurred in connection therewith and, if Purchaser is successful in such dispute, Seller shall pay the legal fees, costs and expenses of Lori and Purchaser incurred in connection therewith.

                  4.5. As of the date that the Escrow Agent has delivered the Escrow Funds to Seller or Purchaser in accordance with the provisions hereof, this Agreement shall terminate as to the Escrow Agent, except that the provisions of Article V shall survive such termination.

                  4.6. Notwithstanding the foregoing provisions of this Article IV, in the event that prior to the Escrow Agent's release of the Escrow Funds pursuant to Sections 4.1 or 4.2 hereof, either Purchaser or Seller objects to such release by notifying the Escrow Agent in writing of its objection and specifying in detail the reasons therefor, the Escrow Agent shall not so release the Escrow Funds.

V.       Rights of the Escrow Agent

                  5.1 The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein and shall not be subject to, nor obliged to recognize, monitor or enforce the terms of any other agreement between, or direction or instruction of, Purchaser or Seller, even though reference thereto may be made herein; provided, however, that these escrow instructions may be amended at any time or times by an instrument in writing signed by the parties hereto.

                  5.2 The Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any of the undersigned or by any other person, firm or corporation, except only such notices or instructions as are hereinabove provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished, or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any of such events the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is so advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                  5.3 The Escrow Agent may rely upon any instrument in writing believed in good faith by it to be genuine and sufficient and shall not be liable or responsible for any action taken or omitted in accordance with the provisions thereof.

                  5.4 The Escrow Agent shall not be personally liable for any act taken or omitted hereunder except for its gross negligence, bad faith or willful misconduct.

                  5.5 Purchaser, Lori and Seller (the "Indemnifying Parties") hereby agree to be jointly and severally liable for, and indemnify the Escrow Agent and hold it harmless against any loss, liability, cost and expense (including reasonable attorneys' fees) which may be imposed upon or incurred by the Escrow Agent hereunder, except through the Escrow Agent's own gross negligence, bad faith or willful misconduct. The Escrow Agent shall notify the Indemnifying Parties promptly of any claim for which it may seek indemnity, although the failure to notify shall only excuse the obligations of an Indemnifying Party hereunder to the extent that it prejudices the ability of such Indemnifying Party to contest any such claim. The Indemnifying Parties may contest the claim, and the Escrow Agent shall cooperate in any such contest, in which case the Escrow Agent may at its discretion have separate counsel, and the Indemnifying Parties shall pay the reasonable fees and expenses of such counsel. The Indemnifying Parties need not pay for any settlement made without their consent.

                  5.6 In the event of any disagreement between any of the parties hereto resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or in the event that the Escrow Agent should be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable for damages, interest, or in any other way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (a) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction or by the mutual agreement of Purchaser , Lori and Seller and (b) the Escrow Agent shall have received appropriate evidence of the foregoing, in which event the Escrow Agent shall release the Escrow Funds in accordance with such adjudication or agreement, as the case may be. In the alternative, the Escrow Agent, may, but shall not be obligated to, file a suit in interpleader (the parties hereto consenting to the filing of such action in the Bankruptcy Court for the Eastern District of New York) for a declaratory judgment for the purpose of having the respective rights of the parties adjudicated, and may deposit with such court the Escrow Funds, in which case Purchaser and Lori agree to pay all costs, expenses and attorneys' fees incurred by the Escrow Agent in connection therewith, the amount thereof to be fixed and such judgment therefor to be rendered by the court in such suit.

                  5.7 Purchaser and Lori acknowledge and agree that the Escrow Agent has acted and will continue to act as counsel to the Seller, including, without limitation, in connection with any dispute arising hereunder.

VI.      Miscellaneous Provisions

                  6.1 Purchaser , Lori and Seller shall attempt in good faith to resolve promptly any disputes arising hereunder.

                  6.2 All notices, requests and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally (including by courier), given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail or via Federal Express overnight delivery, addressed as follows:

                                (a)  If to Seller:

                    Spectrum Information Technologies, Inc.
                                         2700 Westchester Avenue
                                         Purchase, New York 10577
                                         Attention: Mr. Donald J. Amoruso
                                         Fax: (914) 251-1811

                                 with a copy to:

                                         Cleary, Gottlieb, Steen & Hamilton
                                         One Liberty Plaza, Suite 4300
                                         New York, New York 10006
                                         Attention: Edwin B. Mishkin, Esq.
                                         Fax: (212) 225-3999

                                 (b)  If to Purchaser:

                                         Comforce Corp.
                                         The Lori Corporation
                                         500 Central Avenue
                                         Post Office Box 8902
                                         Northfield, IL 60093-8902
                                         Attention: Mr. Peter R. Harvey
                                         Fax: (708)  441-6954

                                 with a copy to:

                                         Marc D. Freedman
                                         Attorney At Law
                                         70 Hilltop Road, Suite 2000
                                         Ramsey, NJ 07446
                                         Attention: Marc D. Freedman, Esq.
                                         Fax: (201) 825-4505

                                 (c)  If to the Escrow Agent:

                                         Cleary, Gottlieb, Steen & Hamilton
                                         One Liberty Plaza, Suite 4300
                                         New York, New York 10006
                                         Attention: George Weisz, Esq.
                                         Fax: (212) 225-3999

                  Each of the foregoing shall be entitled to specify a different address by giving notice as aforesaid to the others.

                  All notices, requests and other communications shall be deemed to have been received at the time that they are actually received, but not later than three days after delivery by mail. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or holiday, such time shall be extended to the next business day. Purchaser and Seller shall provide to each other any notice provided by either to the Escrow Agent, using the same method of delivery.

                  6.3  This   Agreement   may  be   executed   in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  6.4 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment of this Agreement or the rights hereunder by any party hereto without the written consent of the other parties shall be void. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

                  6.5 This Agreement, and all matters relating hereto, shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                  6.6 No consent or waiver, expressed or implied, by any party of any breach or default by any other in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any obligations of the party. Failure on the part of any party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by that party of its rights under this Agreement or otherwise.

                  6.7 No modification, amendment, waiver or discharge of this Agreement shall bind any party unless in writing and signed by or on behalf of such party.

                  6.8 The Article captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

                  6.9 This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements, correspondence, conversations, negotiations and understandings between the parties with respect to such subject matter.

                  6.10 As used in this Agreement, any gender includes a reference to all other genders and the singular includes a reference to the plural and vice versa.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                            SPECTRUM INFORMATION
                                            TECHNOLOGIES, INC.


                                            By__________________________
                                            Name:
                                            Title:


                                            COMFORCE CORP.

                                            By__________________________
                                            Name:
                                            Title:


                                            THE LORI CORPORATION


                                            By__________________________
                                            Name:
                                            Title:


                       CLEARY, GOTTLIEB, STEEN & HAMILTON
                                as Escrow Agent


                                            By__________________________
George Weisz, a Partner

                                   GUARANTEE

Spectrum Information Technologies, Inc.
2700 Westchester Ave.
Purchase, NY  10577

Ladies and Gentlemen:

         I refer to the Stock Purchase Agreement, dated as of the date hereof, by and among Spectrum Information Technologies, Inc., a corporation organized under the laws of the State of Delaware ("Seller"), and The Lori Corporation, a corporation organized under the laws of the State of Delaware ("Lori"), Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware, Peter R. Harvey ("Harvey"), Marc L. Werner, James L. Paterek, Michael Ferrentino, and Christopher P. Franco (the "Stock Purchase Agreement"). Terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Stock Purchase Agreement.

         To induce you to enter into the Stock Purchase Agreement, the undersigned, Harvey, a director of Lori, hereby guarantees pursuant to Section 2.2(c) of the Stock Purchase Agreement the prompt, full and complete payment when due in accordance with the Stock Purchase Agreement on the Closing Date of the Closing Payment of Five Million Five Hundred Thousand U.S. Dollars ($5,500,000), subject to the Closing Adjustments, if any, and hereby agrees to pay such amount in full immediately upon demand in immediately available funds by federal funds check or certified check or bank wire to an account designated by Seller in the event such Closing Payment is not paid to Seller on the Closing Date by Purchaser. Also, pursuant to Section 2.2(c) of the Stock Purchase Agreement, the undersigned attaches financial statements for a period ending no earlier than four (4) months prior to the date hereof.

         The liability of the undersigned under this Guarantee shall be irrevocable and unconditional, and shall not be subject to any reduction, limitation, impairment or termination for any reason, irrespective of any circumstance which might otherwise constitute a defense, setoff, counterclaim or recoupment available to, or a discharge of, as a matter of law or equity, any member of the Purchasing Group, including the undersigned.

         Notwithstanding anything to the contrary contained in this Guarantee, it is understood and agreed that the Guarantor's obligation will arise only upon the satisfaction or waiver of all contractual conditions precedent to the Purchaser's obligation to pay the Purchase Price pursuant to the Stock Purchase Agreement.

         The undersigned hereby represents and warrants to Seller that he has the capacity to enter into and deliver this Guarantee and to perform its obligations hereunder.

         The undersigned hereby represents and warrants to Seller that this Guarantee has been duly and validity executed and delivered by the undersigned and this Guarantee constitutes a valid, binding and enforceable agreement of the undersigned.

         THIS GUARANTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         This Guarantee is made for your benefit and the benefit of any permitted assignee of your rights under the Stock Purchase Agreement.

         The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of Purchaser or any other member of the Purchasing Group, any right to require a proceeding first against Purchaser or any other member of the Purchasing Group to meet such member's obligations, protest and notice, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

         The undersigned hereby waives and releases all rights of subrogation against Purchaser or any other member of the Purchasing Group and such member's property and all rights of indemnification, contribution and reimbursement from Purchaser or any other member of the Purchasing Group and such member's property, in each case in connection with this Guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise; provided, however that such waiver and release will expire one year and one day after the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser, unless at such time any of the Purchaser or any Guarantor is the subject of a bankruptcy, insolvency or similar proceeding.

         Seller acknowledges that the Guarantor's obligations hereunder shall also be discharged by the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser.



                                                Peter R. Harvey
                         Director, The Lori Corporation

         Solely in respect of its acknowledgment in the last paragraph hereof.

                                                SPECTRUM INFORMATION
                                                TECHNOLOGIES, INC.

                       By: ______________________________
                               Donald J. Amoruso

                                   GUARANTEE


Spectrum Information Technologies, Inc.
2700 Westchester Ave.
Purchase, NY  10577

Ladies and Gentlemen:

         I refer to the Stock Purchase Agreement, dated as of the date hereof, by and among Spectrum Information Technologies, Inc., a corporation organized under the laws of the State of Delaware ("Seller") and The Lori Corporation, a corporation organized under the laws of the State of Delaware, Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware, Peter R. Harvey, Marc L. Werner ("Werner"), James L. Paterek, Michael Ferrentino, and Christopher P. Franco (the "Stock Purchase Agreement"). Terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Stock Purchase Agreement.

         To induce you to enter into the Stock Purchase Agreement, the undersigned, Werner, hereby guarantees pursuant to Section 2.2(c) of the Stock Purchase Agreement the prompt, full and complete payment when due in accordance with the Stock Purchase Agreement on the Closing Date of the Closing Payment of Five Million Five Hundred Thousand U.S. Dollars ($5,500,000), subject to the Closing Adjustments, if any, and hereby agrees to pay such amount in full immediately upon demand in immediately available funds by federal funds check or certified check or bank wire to an account designated by Seller in the event such Closing Payment is not paid to Seller on the Closing Date by Purchaser.

         The liability of the undersigned under this Guarantee shall be irrevocable and unconditional, and shall not be subject to any reduction, limitation, impairment or termination for any reason, irrespective of any circumstance which might otherwise constitute a defense, setoff, counterclaim or recoupment available to, or a discharge of, as a matter of law or equity, any member of the Purchasing Group, including the undersigned.

         Notwithstanding anything to the contrary contained in this Guarantee, it is understood and agreed that the Guarantor's obligation will arise only upon the satisfaction or waiver of all contractual conditions precedent to the Purchaser's obligation to pay the Purchase Price pursuant to the Stock Purchase Agreement.

         The undersigned hereby represents and warrants to Seller that he has the capacity to enter into and deliver this Guarantee and to perform its obligations hereunder.

         The undersigned hereby represents and warrants to Seller that this Guarantee has been duly and validity executed and delivered by the undersigned and this Guarantee constitutes a valid, binding and enforceable agreement of the undersigned.

         THIS GUARANTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         This Guarantee is made for your benefit and the benefit of any permitted assignee of your rights under the Stock Purchase Agreement.

         The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of Purchaser or any other member of the Purchasing Group, any right to require a proceeding first against Purchaser or any other member of the Purchasing Group to meet such member's obligations, protest and notice, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

         The undersigned hereby waives and releases all rights of subrogation against Purchaser or any other member of the Purchasing Group and such member's property and all rights of indemnification, contribution and reimbursement from Purchaser or any other member of the Purchasing Group and such member's property, in each case in connection with this Guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise; provided, however that such waiver and release will expire one year and one day after the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser, unless at such time any of the Purchaser or any Guarantor is the subject of a bankruptcy, insolvency or similar proceeding.

         Seller acknowledges that the Guarantor's obligations hereunder shall also be discharged by the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser.



                                    Marc L. Werner
                                    President, Manufacturers Indemnity
                                     and Insurance Company of America

         Solely in respect of its acknowledgment in the last paragraph hereof.

                                    SPECTRUM INFORMATION TECHNOLOGIES, INC.


                                   By:  ______________________________
                                            Donald J. Amoruso

                                   GUARANTEE


Spectrum Information Technologies, Inc.
2700 Westchester Ave.
Purchase, NY  10577

Ladies and Gentlemen:

         We refer to the Stock Purchase Agreement, dated as of the date hereof, by and among Spectrum Information Technologies, Inc., a corporation organized under the laws of the State of Delaware ("Seller") and The Lori Corporation, a corporation organized under the laws of the State of Delaware ("Lori"), Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware, Peter R. Harvey, Marc L. Werner, James L. Paterek, Michael Ferrentino, and Christopher P. Franco (the "Stock Purchase Agreement"). Terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Stock Purchase Agreement.

         To induce you to enter into the Stock Purchase Agreement, the undersigned, Lori, hereby guarantees pursuant to Section 2.2(c) of the Stock Purchase Agreement the prompt, full and complete payment when due in accordance with the Stock Purchase Agreement on the Closing Date of the Closing Payment of Five Million Five Hundred Thousand U.S. Dollars ($5,500,000), subject to the Closing Adjustments, if any, and hereby agrees to pay such amount in full immediately upon demand in immediately available funds by federal funds check or certified check or bank wire to an account designated by Seller in the event such Closing Payment is not paid to Seller on the Closing Date by Purchaser. Also, pursuant to Section 2.2(c) of the Stock Purchase Agreement, the undersigned attaches financial statements for a period ending no earlier than four (4) months prior to the date hereof.

         The liability of the undersigned under this Guarantee shall be irrevocable and unconditional, and shall not be subject to any reduction, limitation, impairment or termination for any reason, irrespective of any circumstance which might otherwise constitute a defense, setoff, counterclaim or recoupment available to, or a discharge of, as a matter of law or equity, any member of the Purchasing Group, including the undersigned.

         Notwithstanding anything to the contrary contained in this Guarantee, it is understood and agreed that the Guarantor's obligation will arise only upon the satisfaction or waiver of all contractual conditions precedent to the Purchaser's obligation to pay the Purchase Price pursuant to the Stock Purchase Agreement.

         The undersigned hereby represents and warrants to Seller that it has the capacity to enter into and deliver this Guarantee and to perform its obligations hereunder.

         The undersigned hereby represents and warrants to Seller that this Guarantee has been duly and validity executed and delivered by the undersigned and this Guarantee constitutes a valid, binding and enforceable agreement of the undersigned.

         THIS GUARANTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         This Guarantee is made for your benefit and the benefit of any permitted assignee of your rights under the Stock Purchase Agreement.

         The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of Purchaser or any other member of the Purchasing Group, any right to require a proceeding first against Purchaser or any other member of the Purchasing Group to meet such member's obligations, protest and notice, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

         The undersigned hereby waives and releases all rights of subrogation against Purchaser or any other member of the Purchasing Group and such member's property and all rights of indemnification, contribution and reimbursement from Purchaser or any other member of the Purchasing Group and such member's property, in each case in connection with this Guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise; provided, however that such waiver and release will expire one year and one day after the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser, unless at such time any of the Purchaser or any Guarantor is the subject of a bankruptcy, insolvency or similar proceeding.

         Seller acknowledges that the Guarantor's obligations hereunder shall also be discharged by the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser.

                                    THE LORI CORPORATION



                              ----------------------------------
                              By:
                              Title:

         Solely in respect of its acknowledgment in the last paragraph hereof.

                              SPECTRUM INFORMATION TECHNOLOGIES, INC.


                               By:  ______________________________
                                          Donald J. Amoruso

                                   GUARANTEE


Spectrum Information Technologies, Inc.
2700 Westchester Ave.
Purchase, NY  10577

Ladies and Gentlemen:

         We refer to the Stock Purchase Agreement, dated as of the date hereof, by and among Spectrum Information Technologies, Inc., a corporation organized under the laws of the State of Delaware ("Seller") and The Lori Corporation, a corporation organized under the laws of the State of Delaware, Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware ("ARTRA"), Peter R. Harvey, Marc L. Werner, James L. Paterek, Michael Ferrentino, and Christopher P. Franco (the "Stock Purchase Agreement"). Terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Stock Purchase Agreement.

         To induce you to enter into the Stock Purchase Agreement, the undersigned, ARTRA, hereby guarantees pursuant to Section 2.2(c) of the Stock Purchase Agreement the prompt, full and complete payment when due in accordance with the Stock Purchase Agreement on the Closing Date of the Closing Payment of Five Million Five Hundred Thousand U.S. Dollars ($5,500,000), subject to the Closing Adjustments, if any, and hereby agrees to pay such amount in full immediately upon demand in immediately available funds by federal funds check or certified check or bank wire to an account designated by Seller in the event such Closing Payment is not paid to Seller on the Closing Date by Purchaser. Also, pursuant to Section 2.2(c) of the Stock Purchase Agreement, the undersigned attaches financial statements for a period ending no earlier than four (4) months prior to the date hereof.

         The liability of the undersigned under this Guarantee shall be irrevocable and unconditional, and shall not be subject to any reduction, limitation, impairment or termination for any reason, irrespective of any circumstance which might otherwise constitute a defense, setoff, counterclaim or recoupment available to, or a discharge of, as a matter of law or equity, any member of the Purchasing Group, including the undersigned.

         Notwithstanding anything to the contrary contained in this Guarantee, it is understood and agreed that the Guarantor's obligation will arise only upon the satisfaction or waiver of all contractual conditions precedent to the Purchaser's obligation to pay the Purchase Price pursuant to the Stock Purchase Agreement.

         The undersigned hereby represents and warrants to Seller that it has the capacity to enter into and deliver this Guarantee and to perform its obligations hereunder.

         The undersigned hereby represents and warrants to Seller that this Guarantee has been duly and validity executed and delivered by the undersigned and this Guarantee constitutes a valid, binding and enforceable agreement of the undersigned.

         THIS GUARANTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         This Guarantee is made for your benefit and the benefit of any permitted assignee of your rights under the Stock Purchase Agreement.

         The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of Purchaser or any other member of the Purchasing Group, any right to require a proceeding first against Purchaser or any other member of the Purchasing Group to meet such member's obligations, protest and notice, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

         The undersigned hereby waives and releases all rights of subrogation against Purchaser or any other member of the Purchasing Group and such member's property and all rights of indemnification, contribution and reimbursement from Purchaser or any other member of the Purchasing Group and such member's property, in each case in connection with this Guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise; provided, however that such waiver and release will expire one year and one day after the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser, unless at such time any of the Purchaser or any Guarantor is the subject of a bankruptcy, insolvency or similar proceeding.

         Seller acknowledges that the Guarantor's obligations hereunder shall also be discharged by the complete and indefeasible payment in full of the Purchase Price (adjusted by the Closing Adjustments) by the Purchaser.

                                        ARTRA CORPORATION



                                 ----------------------------------
                              By:
                              Title:

         Solely in respect of its acknowledgment in the last paragraph hereof.

                                 SPECTRUM INFORMATION TECHNOLOGIES, INC.

                               By:  ______________________________
                                          Donald J. Amoruso

                                                                       EXHIBIT H
                FORM OF CERTIFICATION THAT AN ENTITY TRANSFEROR
                            IS NOT A FOREIGN PERSON


                  Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Spectrum Information Technologies, Inc. ("Seller"), the undersigned hereby certifies the following on behalf of Seller:

                  1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

                  2. Seller's U.S. employer identification number is 75-1940923; and

                  3.  Seller's office address is:   2700 Westchester Avenue
                                                    Purchase, New York 10577

                  Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

                  Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller.




Date:  ______________________                             _____________________
                                     Name:
                                     Title:

                                                                       EXHIBIT I
            FORM OF GENERAL RELEASE AND WAIVER OF DONALD J. AMORUSO

                  This General Release and Waiver is dated as of the __ day of __, 1995, among Donald J. Amoruso, a resident of the State of New York ("Amoruso"), Spectrum Information Technologies, Inc., a corporation organized under the laws of the State of Delaware ("Spectrum") and Spectrum Global Services, Inc. ("Global"), a corporation organized under the laws of the State of Delaware.

                  WHEREAS, Amoruso and Spectrum have entered into that certain employment agreement, dated January 1, 1995 (the "Spectrum Employment Agreement"), pursuant to which Spectrum may have incurred, and may in the future incur, certain obligations to Amoruso;

                  WHEREAS, the Spectrum Employment Agreement provides for the employment of Amoruso by Spectrum, and Amoruso has been an employee of Spectrum since January 1, 1995;

                  WHEREAS, Global has entered into that certain guaranty of the full and faithful performance and payment by Spectrum of the Spectrum Employment Agreement (the "Guaranty of Employment Agreement"), pursuant to which Global may have incurred, and may in the future incur, certain obligations to Amoruso;

                  WHEREAS, Spectrum has entered into a Stock Purchase Agreement, dated [_________], 1995 (the "Stock Purchase Agreement") by and among Spectrum, The Lori Corporation, Comforce Corp. ("Purchaser"), ARTRA Group Incorporated, Peter R. Harvey, Marc L. Werner, James L. Paterek, Michael Ferrentino and Christopher P. Franco, under which Spectrum agrees to sell and Purchaser agrees to purchase all of the outstanding capital stock of Global; and

                  WHEREAS, in consideration of the mutual agreements and covenants set forth in the Stock Purchase Agreement, Amoruso desires to release Global from the Guaranty of Employment Agreement on the terms and conditions set forth below;

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.       GENERAL RELEASE AND WAIVER

                  AMORUSO AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE GLOBAL AND ITS OFFICERS, AGENTS, EMPLOYEES, GUARANTORS, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "GLOBAL GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH AMORUSO, HIS HEIRS, SUCCESSORS, OR ASSIGNS HAVE, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE GLOBAL GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE GLOBAL GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO AMORUSO UNDER THE GUARANTY OF EMPLOYMENT AGREEMENT, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS GENERAL RELEASE AND WAIVER. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT LIMITED TO, WAGES, BACK PAY, FRONT PAY,
COMPENSATORY DAMAGES OR PUNITIVE DAMAGES. AMORUSO FURTHER AGREES THAT HE WILL NOT FILE OR PERMIT TO BE FILED ON HIS BEHALF ANY SUCH CLAIM.

                  SPECTRUM RELEASES THE GLOBAL GROUP FROM ANY LIABILITY OR CLAIM IT HAS AGAINST THE GLOBAL GROUP TO ENFORCE THE OBLIGATIONS OF THE GLOBAL GROUP UNDER THE GUARANTY OF EMPLOYMENT AGREEMENT.

II.      Identified Consideration

                  Amoruso acknowledges and agrees that Purchaser has agreed to enter into the Stock Purchase Agreement, a requirement of which is his release evidenced hereby, and that Purchaser's entering into the Stock Purchase Agreement is good and valuable consideration for such release. In addition, Amoruso represents and warrants that he has not transferred or assigned any rights under the Guaranty of Employment Agreement to any third party.

III.     Third-Party Beneficiary Rights

                  Amoruso agrees that the terms of this General Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Global Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns.

IV.      General Provisions

                  (a) This General Release and Waiver constitutes the entire understanding of Global and Amoruso with respect to the subject matter hereof, and supersedes all prior understandings, written or oral, except as expressly provided herein. The terms of this General Release and Waiver may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of this General Release and Waiver shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this General Release and Waiver is determined to be so broad as to be unenforceable, such provision shall

                  be interpreted to be only so broad as is enforceable.

                  (b) This General Release and Waiver shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York without reference to the principles of conflicts of law. The courts of New York shall have jurisdiction to entertain any action arising hereunder.

V.       Knowing and Voluntary Waiver

                  Amoruso agrees and acknowledges that he has read this General Release and Waiver, has consulted with an attorney of his choosing with respect hereto and completely understands the terms and consequences hereof and that the execution of this General Release and Waiver is his knowing, free and voluntary act.





                                         Donald J. Amoruso



                                         SPECTRUM GLOBAL SERVICES, INC.


                                         By:
                                         Name:
                                         Title:



                    SPECTRUM INFORMATION TECHNOLOGIES, INC.


                                         By:
                                         Name:
                                         Title:

                                                                       EXHIBIT J


                     FORM OF GENERAL RELEASE AND WAIVER OF
                         GORDIAN GROUP, L.P. AND OTHERS


                  This General Release and Waiver is made as of the __ day of __, 1995, among Gordian Group, L.P. ("Gordian"), Spectrum Global Services, Inc. ("Global"), Spectrum Information Technologies, Inc. ("Spectrum"), Spectrum Cellular Corporation ("Spectrum Cellular") and Dealer Service Business Systems, Inc. ("Data One"), each a corporation organized under the laws of the State of Delaware (all parties other than Global, the "Releasing Persons").

                  WHEREAS, Gordian, Spectrum, Global, Spectrum Cellular and Data One have entered into that certain engagement letter, dated as of February 15, 1995 (the "Engagement Letter"), pursuant to which Global may have incurred, and may in the future incur, certain obligations to Gordian;

                  WHEREAS, the Engagement Letter provides for the engagement of Gordian by Spectrum, and Gordian has been financial advisor to Spectrum since the Bankruptcy Court approved of Gordian's retention on April 4, 1995;

                  WHEREAS, the Engagement Letter provides for Global's guarantee of all of Spectrum's obligations under the Engagement Letter;

                  WHEREAS, Spectrum has entered into a Stock Purchase Agreement, dated as of [ ] with The Lori Corporation, Comforce Corp. ("Purchaser"), ARTRA Group Incorporated, Peter R. Harvey, Marc L. Werner, James L. Paterek, Michael Ferrentino and Christopher P. Franco (the "Stock Purchase Agreement") under which Spectrum agrees to sell and Purchaser agrees to purchase all of the outstanding capital stock of Global; and

                  WHEREAS, Gordian has been requested to release Global from its guarantee, pursuant to this General Release and Waiver, on the terms and conditions set forth below;

                  NOW, THEREFORE, effective upon, and only upon, Bankruptcy Court approval of Gordian's requested fees in respect of the sale of Global, the parties hereto hereby agree as follows:

I.       GENERAL RELEASE AND WAIVER

                  THE RELEASING PERSONS AGREE THEY WILL RELEASE, REMISE, ACQUIT AND DISCHARGE GLOBAL AND ITS OFFICERS, AGENTS, EMPLOYEES, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "GLOBAL GROUP"), AND ONLY THE

                  GLOBAL GROUP, JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH THEY, THEIR SUCCESSORS OR ASSIGNS HAVE, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE GLOBAL GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE GLOBAL GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO THE RELEASING PERSONS, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING UNDER THE ENGAGEMENT LETTER RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS GENERAL RELEASE AND WAIVER. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED. THE RELEASING PERSONS FURTHER AGREE THAT THEY WILL NOT FILE OR PERMIT TO BE FILED ON THEIR BEHALF ANY SUCH CLAIM.

II.      No Admission

                  Global admits no liability of any sort to any of the Releasing Persons and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by any member of the Global Group.

III.     Third-Party Beneficiary Rights

                  The Releasing Persons agree that the terms of this General Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Global Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns.

IV.      General Provisions

                  (a) This General Release and Waiver constitutes the entire understanding of Global and the Releasing Persons with respect to the subject matter hereof, and supersedes all prior understandings, written or oral, except as expressly provided herein. The terms of this General Release and Waiver may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of this General Release and Waiver shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this General Release and Waiver is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                  (b) This General Release and Waiver shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York without reference to the principles of conflicts of law. The courts of New York shall have jurisdiction to entertain any action arising hereunder.

V.       Knowing and Voluntary Waiver

                  The Releasing Persons agree and acknowledge that they have read this General Release and Waiver, consulted with an attorney of their choosing with respect hereto and completely understands the terms and consequences hereof and that the execution of this General Release and Waiver is their knowing, free and voluntary act.


                                          GORDIAN GROUP, L.P.



                                          By:
                                                  Name:
                                                  Title:


                    SPECTRUM INFORMATION TECHNOLOGIES, INC.



                                          By:
                                                  Name:
                                                  Title:


                      SPECTRUM CELLULAR CORPORATION, INC.



                                          By:
                                                  Name:
                                                  Title:



                     DEALER SERVICES BUSINESS SYSTEMS, INC.



                                            By:
                                                  Name:

                                                                       EXHIBIT K

                   FORM OF MUTUAL RELEASE AND WAIVER BETWEEN
              SPECTRUM GLOBAL SERVICES INC. AND GERALD K. SANDLER


                  This Mutual Release and Waiver is made as of the __ day of __, 1995, between Gerald K. Sandler ("Sandler") and Spectrum Global Services, Inc. ("Global").

                  WHEREAS, Sandler and Global have entered into an Employment Agreement, dated May 31, 1995 (the "Global Employment Agreement"), pursuant to which Global may have incurred, and may in the future incur, certain obligations to Sandler;

                  WHEREAS, the Global Employment Agreement provides for the employment of Sandler by Global, and Sandler has been an employee of Global, effective June 1, 1995;

                  WHEREAS, Sandler may have incurred certain obligations to Global in connection with his service as an employee of Global;

                  WHEREAS, Spectrum Information Technologies, Inc. ("Spectrum") has entered into a Stock Purchase Agreement, dated as of [ ] with The Lori Corporation, Comforce Corp. ("Purchaser"), ARTRA Group Incorporated, Peter R. Harvey, Marc L. Werner, James L. Paterek, Michael Ferrentino and Christopher P. Franco (the "Stock Purchase Agreement") under which Spectrum agrees to sell and Purchaser agrees to purchase all of the outstanding capital stock of Global; and

                  WHEREAS, Sandler and Spectrum have entered into an Employment Agreement, dated as of the date hereof (the "Spectrum Employment Agreement") and, in consideration of the mutual agreements and covenants set forth therein and herein, Sandler desires to release Global, and Global desires to release Sandler, from the Global Employment Agreement on the terms and conditions of this Mutual Release and Waiver;

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.       MUTUAL RELEASE AND WAIVER

                  SANDLER AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE GLOBAL AND ITS OFFICERS, AGENTS, EMPLOYEES, GUARANTORS, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "GLOBAL GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH SANDLER, HIS HEIRS, SUCCESSORS, OR ASSIGNS HAVE, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE GLOBAL GROUP

                  AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE GLOBAL GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO SANDLER, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT, ARRANGEMENT OR PRACTICE OF OR WITH ANY MEMBER OF THE GLOBAL GROUP (INCLUDING ANY INDEMNIFICATION AGREEMENT OR OBLIGATION) OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS THAT ARISE OUT OF OR RELATE TO
(I) SANDLER'S RELATIONSHIP WITH THE GLOBAL GROUP, (II) THE TERMINATION OF SUCH RELATIONSHIP OR (III) THE EMPLOYMENT AGREEMENT, BUT EXCLUDING ANY CLAIMS FOR INDEMNIFICATION UNDER THE EMPLOYMENT AGREEMENT OR THE BY-LAWS OF GLOBAL. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT LIMITED TO, WAGES, BACK PAY, FRONT PAY, COMPENSATORY DAMAGES OR PUNITIVE DAMAGES. SANDLER FURTHER AGREES THAT HE WILL NOT FILE OR PERMIT TO BE FILED ON HIS BEHALF ANY SUCH CLAIM.

                  THE GLOBAL GROUP AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE SANDLER AND HIS HEIRS, SUCCESSORS AND ASSIGNS (THE "SANDLER GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH THE GLOBAL GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE SANDLER GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE SANDLER GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO THE GLOBAL GROUP, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY
POLICY, AGREEMENT OR ARRANGEMENT OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED. THE GLOBAL GROUP FURTHER AGREES THAT IT WILL NOT FILE OR PERMIT TO BE FILED ON ITS BEHALF ANY SUCH CLAIM.

II.      Identified Consideration

                  Sandler and Global each acknowledge that they have entered into this Mutual Release and Waiver and Sandler acknowledges and agrees that Spectrum, and Global acknowledges and agrees that Sandler, has entered into the

Spectrum Employment Agreement, in consideration for the mutual release evidenced hereby and that such consideration is good and valuable consideration for such release.

III.     No Admission

                  (a) Global admits no liability of any sort to Sandler, and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by the Global Group.

                  (b) Sandler admits no liability of any sort to Global, and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by Sandler.

IV.      Third-Party Beneficiary Rights

                  Sandler agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Global Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns.

V.       General Provisions

                  (a) This Mutual Release and Waiver constitutes the entire understanding of Global and Sandler with respect to the subject matter hereof, and supersedes all prior understandings, written or oral, except as expressly provided herein. The terms of this Mutual Release and Waiver may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of this Mutual Release and Waiver shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this Mutual Release and Waiver is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                  (b) This Mutual Release and Waiver shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York without reference to the principles of conflicts of law. The courts of New York shall have jurisdiction to entertain any action arising hereunder.

                  (c) Sandler acknowledges that he has been given more than 21 days to consider this agreement and eight days to revoke his agreement hereto. This agreement shall only become effective upon the Closing (as such term is defined in the Stock Purchase Agreement).

VI.      Knowing and Voluntary Waiver

                  Sandler and Global each agree and acknowledge that they have read this Mutual Release and Waiver, have consulted with an attorney of his or its choosing with respect hereto and completely understands the terms and consequences hereof and that the execution of this Mutual Release and Waiver is his or its knowing, free and voluntary act.



                                            ---------------------------------
                                            Gerald K. Sandler



                         SPECTRUM GLOBAL SERVICES, INC.



                                            ----------------------------------
                                            By:  Donald J. Amoruso,
                            Chief Executive Officer

                                                                       EXHIBIT M
                   FORM OF MUTUAL RELEASE AND WAIVER BETWEEN
          SPECTRUM INFORMATION TECHNOLOGIES, INC. AND JAMES L. PATEREK


                  This Mutual Release and Waiver is made as of the __ day of __, 1995, between James L. Paterek, a resident of the State of New York, ("Paterek") and Spectrum Information Technologies, Inc. ("Spectrum"), a corporation organized under the laws of the State of Delaware.

                  WHEREAS, Paterek and Spectrum have entered into an Employment Agreement, dated as of October 31, 1993, as amended to date (the "Employment Agreement"), pursuant to which Spectrum may have incurred, and may in the future incur, certain obligations to Paterek;

                  WHEREAS, the Employment Agreement provides for the employment of Paterek by Spectrum, and Paterek has been an employee of Spectrum, since October 31, 1993;

                  WHEREAS, Spectrum and its Affiliates (as such term is defined in the Stock Purchase Agreement, dated _________, 1995 by and among Spectrum and The Lori Corporation, a corporation organized under the laws of the State of Delaware ("Lori"), Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware, Peter R. Harvey, Marc L. Werner, Paterek, Michael Ferrentino, and Christopher P. Franco (the "Stock Purchase Agreement"), may have incurred, and may in the future incur, certain obligations to Paterek in connection with Paterek's employment by Spectrum;

                  WHEREAS,  Paterek has  accepted an offer to become an employee
of,  or  consultant  to,  Lori  upon  the   consummation  of  the   transactions
contemplated by the Stock Purchase Agreement;

                  WHEREAS, pursuant to the Stock Purchase Agreement, Spectrum has agreed to sell and Purchaser has agreed to purchase all of the issued and outstanding shares of capital stock of Spectrum Global Services, Inc. ("Global");

                  WHEREAS, Paterek may have incurred certain obligations to Spectrum and its Affiliates in connection with his service as an employee of Spectrum, in connection with his being an officer of Global or in connection with his membership on the Board of Directors of Spectrum; and

                  WHEREAS, Spectrum's obligations under the Stock Purchase Agreement are subject to the execution by Paterek, and Paterek's obligations under the Stock Purchase Agreement are subject to the execution by Spectrum, of this Mutual Release and Waiver;

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.       MUTUAL RELEASE AND WAIVER

                  PATEREK AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE SPECTRUM AND ITS AFFILIATES AND THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SHAREHOLDERS, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "SPECTRUM GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH PATEREK, HIS HEIRS, SUCCESSORS, OR ASSIGNS HAVE, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE SPECTRUM GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO PATEREK, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT, ARRANGEMENT OR PRACTICE OF OR WITH ANY MEMBER OF THE SPECTRUM GROUP (INCLUDING ANY INDEMNIFICATION AGREEMENT OR OBLIGATION) OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS THAT ARISE OUT OF OR RELATE TO
(I) ANY EVENT OCCURRING IN WHOLE OR IN PART PRIOR TO SPECTRUM'S ACQUISITION OF GLOBAL ON OCTOBER 31, 1993, (II) PATEREK'S RELATIONSHIP WITH THE SPECTRUM GROUP, THE TERMINATION OF SUCH RELATIONSHIP OR THE PURCHASE, OWNERSHIP AND SALE BY SPECTRUM OF GLOBAL, (III) THE EMPLOYMENT AGREEMENT OR (IV) THE PENDING INDICTMENT OF PATEREK IN THE U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK, EXCEPT FOR ANY CLAIM WHICH PATEREK MAY HAVE FOR INDEMNIFICATION FOR LIABILITY RELATING TO CIVIL CORPORATE MATTERS OF SPECTRUM IN WHICH PATEREK IS INVOLVED BECAUSE HE WAS AN OFFICER OF GLOBAL OR A DIRECTOR OF SPECTRUM OR IS ALLEGED TO HAVE BEEN AN OFFICER OF SPECTRUM (UNLESS A COURT DETERMINES THAT PATEREK WAS AN ACTIVE PARTICIPANT IN THE EVENT GIVING RISE TO SUCH CLAIM). THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT

                  LIMITED TO, WAGES, BACK PAY, FRONT PAY, COMPENSATORY DAMAGES OR PUNITIVE DAMAGES. PATEREK FURTHER AGREES THAT HE WILL NOT FILE OR PERMIT TO BE FILED ON HIS BEHALF ANY SUCH CLAIM.

                  THE SPECTRUM GROUP AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE PATEREK AND HIS HEIRS, SUCCESSORS AND ASSIGNS (THE "PATEREK GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE PATEREK GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE PATEREK GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO THE SPECTRUM GROUP, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY
POLICY, AGREEMENT OR ARRANGEMENT OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, EXCEPT FOR ANY CLAIMS, KNOWN OR UNKNOWN, WHICH THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE PATEREK GROUP ARISING UNDER SECTION 6.2, 6.4, 11.4, 12.3 OR 12.16 OF THE STOCK PURCHASE AGREEMENT AND EXCEPT AS PROVIDED IN ARTICLE III HEREIN. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED. THE SPECTRUM GROUP FURTHER AGREES THAT IT WILL NOT FILE OR PERMIT TO BE FILED ON ITS BEHALF ANY SUCH CLAIM. NOTHING CONTAINED IN THIS MUTUAL RELEASE AND WAIVER WILL LIMIT THE EFFECT OF SECTION 11.9 OF THE STOCK PURCHASE AGREEMENT.

II.      Identified Consideration

                  Paterek acknowledges and agrees that Spectrum, and Spectrum acknowledges and agrees that Paterek, has entered into the Stock Purchase Agreement in consideration for the mutual release evidenced hereby, and that Spectrum's and Paterek's entering into the Stock Purchase Agreement is good and valuable consideration for such release.

III.     Acknowledgment Regarding Certain Agreements

                  Paterek acknowledges and agrees that his obligations under Sections 6 and 8(g) of the Employment Agreement between Spectrum and Paterek with respect to the business of the Spectrum Group (excluding Global) shall continue in effect in accordance with their terms following the date hereof. Paterek further agrees that such obligations shall be incorporated herein and made a part hereof as if repeated herein and that Spectrum's agreement to enter into the Stock Purchase Agreement constitutes additional consideration for his agreement to be bound by such obligations.

IV.      Certain Statutory Benefits

                  Spectrum agrees that Paterek may be entitled under applicable U.S. federal or state law to exercise continuation of coverage or conversion rights under certain insurance and other welfare plans of Spectrum. This Mutual Release and Waiver does not and is not intended to diminish his rights and entitlements under any such plans.

V.       No Admission

                  (a) Spectrum admits no liability of any sort to Paterek and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by any member of the Spectrum Group.

                  (b) Paterek admits no liability of any sort to Spectrum and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by any member of the Paterek Group.

VI.      Third-Party Beneficiary Rights

                  Paterek agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Spectrum Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns. Spectrum agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and be enforceable by each member of the Paterek Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns.

VII.     General Provisions

                  (a) This Mutual Release and Waiver constitutes the entire understanding of Paterek and Spectrum with respect to the subject matter hereof, and supersedes all prior understandings, written or oral, except as expressly provided herein. The terms of this Mutual Release and Waiver may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of this Mutual Release and Waiver shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this Mutual Release and Waiver is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                  (b) This Mutual Release and Waiver shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York without reference to the principles of conflicts of law. The courts of New York shall have jurisdiction to entertain any action arising hereunder.

VIII.    Knowing and Voluntary Waiver

                  Paterek and Spectrum each agrees and acknowledges that they have read this Mutual Release and Waiver, have consulted with an attorney of his or its choosing with respect hereto and completely understands the terms and consequences hereof and that the execution of this Mutual Release and Waiver is his or its knowing, free and voluntary act.



                                         -----------------------------------
                                         James L. Paterek



                    SPECTRUM INFORMATION TECHNOLOGIES, INC.



                                         --------------------------------------
                                         By:  Donald J. Amoruso,
                                              Chief Executive Officer

                                                                       EXHIBIT N
               FORM OF MUTUAL RELEASE AND WAIVER BETWEEN SPECTRUM
             INFORMATION TECHNOLOGIES, INC. AND MICHAEL FERRENTINO


                  This Mutual Release and Waiver is made as of the __ day of __, 1995, between Michael Ferrentino, a resident of the State of [ ], ("Ferrentino") and Spectrum Information Technologies, Inc. ("Spectrum"), a corporation organized under the laws of the State of Delaware.

                  WHEREAS, Ferrentino and Spectrum have entered into an Employment Agreement, dated as of October 31, 1993[, as amended to date] (the "Employment Agreement"), pursuant to which Spectrum may have incurred, and may in the future incur, certain obligations to Ferrentino;

                  WHEREAS, the Employment Agreement provides for the employment of Ferrentino by Spectrum, and Ferrentino has been an employee of Spectrum, since October 31, 1993;

                  WHEREAS, Spectrum and its Affiliates (as such term is defined in the Stock Purchase Agreement, dated _________, 1995 by and among Spectrum and The Lori Corporation, a corporation organized under the laws of the State of Delaware ("Lori"), Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware, Peter R. Harvey, Marc L. Werner, James L. Paterek, Ferrentino, and Christopher P. Franco (the "Stock Purchase Agreement"), may have incurred, and may in the future incur, certain obligations to Ferrentino in connection with Ferrentino's employment by Spectrum;

                  WHEREAS, Ferrentino has accepted an offer to become an employee of or consultant to Lori upon the consummation of the transactions contemplated by the Stock Purchase Agreement;

                  WHEREAS, Ferrentino may have incurred certain obligations to Spectrum and its Affiliates in connection with his service as an employee of Spectrum or in connection with his being an officer of Spectrum Global Services, Inc. ("Global");

                  WHEREAS, pursuant to the Stock Purchase Agreement, Spectrum has agreed to sell and Purchaser has agreed to purchase all of the issued and outstanding shares of capital stock of Global; and

                  WHEREAS, Spectrum's obligations under the Stock Purchase Agreement are subject to the execution by Ferrentino, and Ferrentino's obligations under the Stock Purchase Agreement are subject to the execution by Spectrum, of this Mutual Release and Waiver;

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.       MUTUAL RELEASE AND WAIVER

                  FERRENTINO AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE SPECTRUM AND ITS AFFILIATES AND THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SHAREHOLDERS, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "SPECTRUM GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH FERRENTINO, HIS HEIRS, SUCCESSORS, OR ASSIGNS HAVE, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE SPECTRUM GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO FERRENTINO, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT, ARRANGEMENT OR PRACTICE OF OR WITH ANY MEMBER OF THE SPECTRUM GROUP (INCLUDING ANY INDEMNIFICATION AGREEMENT OR OBLIGATION) OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS THAT ARISE OUT OF OR RELATE TO
(I) ANY EVENT OCCURRING IN WHOLE OR IN PART PRIOR TO SPECTRUM'S ACQUISITION OF GLOBAL ON OCTOBER 31, 1993, (II) FERRENTINO'S RELATIONSHIP WITH THE SPECTRUM GROUP, THE TERMINATION OF SUCH RELATIONSHIP OR THE PURCHASE, OWNERSHIP AND SALE BY SPECTRUM OF GLOBAL OR (III) THE EMPLOYMENT AGREEMENT, EXCEPT FOR ANY CLAIM WHICH FERRENTINO MAY HAVE FOR INDEMNIFICATION FOR LIABILITY RELATING TO CIVIL CORPORATE MATTERS OF SPECTRUM IN WHICH FERRENTINO IS INVOLVED BECAUSE HE WAS AN OFFICER OF GLOBAL OR IS ALLEGED TO HAVE BEEN AN OFFICER OF SPECTRUM (UNLESS A COURT DETERMINES THAT FERRENTINO WAS AN ACTIVE PARTICIPANT IN THE EVENT GIVING RISE TO SUCH CLAIM). THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT LIMITED TO, WAGES, BACK PAY, FRONT PAY, COMPENSATORY DAMAGES OR PUNITIVE DAMAGES. FERRENTINO FURTHER

                  AGREES THAT HE WILL NOT FILE OR PERMIT TO BE FILED ON HIS BEHALF ANY SUCH CLAIM.

                  THE  SPECTRUM  GROUP  AGREES TO  RELEASE,  REMISE,  ACQUIT AND
DISCHARGE FERRENTINO AND HIS HEIRS, SUCCESSORS AND ASSIGNS (THE "FERRENTINO GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE FERRENTINO GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE FERRENTINO GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO THE SPECTRUM GROUP, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT OR ARRANGEMENT OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, EXCEPT FOR ANY CLAIMS, KNOWN OR UNKNOWN, WHICH THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE FERRENTINO GROUP ARISING UNDER
SECTION 6.2, 6.4, 11.4. 12.3 OR 12.16 OF THE STOCK PURCHASE AGREEMENT AND EXCEPT AS PROVIDED IN ARTICLE III HEREIN. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED. THE SPECTRUM GROUP FURTHER AGREES THAT IT WILL NOT FILE OR PERMIT TO BE FILED ON ITS BEHALF ANY SUCH CLAIM. NOTHING CONTAINED IN THIS MUTUAL RELEASE AND WAIVER WILL LIMIT THE EFFECT OF SECTION 11.9 OF THE STOCK PURCHASE AGREEMENT.

II.      Identified Consideration

                  Ferrentino acknowledges and agrees that Spectrum, and Spectrum acknowledges and agrees that Ferrentino, has entered into the Stock Purchase Agreement in consideration for the mutual release evidenced hereby, and that Spectrum's and Ferrentino's entering into the Stock Purchase Agreement is good and valuable consideration for such release.

III.     Acknowledgement Regarding Certain Agreements

                  Ferrentino acknowledges and agrees that his obligations under Sections 6 and 8(g) of the Employment Agreement between Spectrum and Ferrentino with respect to the business of the Spectrum Group (excluding Global) shall continue in effect in accordance with their terms following the date hereof. Ferrentino further agrees that such obligations shall be incorporated herein and made a part hereof as if repeated herein and that Spectrum's agreement to enter into the Stock Purchase Agreement constitutes additional consideration for his agreement to be bound by such obligations.

IV.      Certain Statutory Benefits

                  Spectrum agrees that Ferrentino may be entitled under applicable U.S. federal or state law to exercise continuation of coverage or conversion rights under certain insurance and other welfare plans of Spectrum. This Mutual Release and Waiver does not and is not intended to diminish his rights and entitlements under any such plans.

V.       No Admission

                  (a) Spectrum admits no liability of any sort to Ferrentino and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by any member of the Spectrum Group.

                  (b) Ferrentino admits no liability of any sort to Spectrum and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by any member of the Spectrum Group.

VI.      Third-Party Beneficiary Rights

                  Ferrentino agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Spectrum Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns. Spectrum agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Ferrentino Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns.

VII.     General Provisions

                  (a) This Mutual Release and Waiver constitutes the entire understanding of Spectrum and Ferrentino with respect to the subject matter hereof, and supersedes all prior understandings, written or oral, except as expressly provided herein. The terms of this Mutual Release and Waiver may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of this Mutual Release and Waiver shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this Mutual Release and Waiver is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                  (b) This Mutual Release and Waiver shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York without reference to the principles of conflicts of law. The courts of New York shall have jurisdiction to entertain any action arising hereunder.

VIII.    Knowing and Voluntary Waiver

                  Ferrentino and Spectrum each agree and acknowledge that they have read this Mutual Release and Waiver, have consulted with an attorney of his or its choosing with respect hereto and completely understands the terms and consequences hereof and that the execution of this Mutual Release and Waiver is his or its knowing, free and voluntary act.



                                         -------------------------------------
                                         Michael Ferrentino


                    SPECTRUM INFORMATION TECHNOLOGIES, INC.



                                         --------------------------------------
                                         By:  Donald J. Amoruso,
                                              Chief Executive Officer

                                                                       EXHIBIT O
               FORM OF MUTUAL RELEASE AND WAIVER BETWEEN SPECTRUM
            INFORMATION TECHNOLOGIES INC. AND CHRISTOPHER P. FRANCO


                  This Mutual Release and Waiver is made as of the __ day of __, 1995, between Christopher P. Franco, a resident of the State of Connecticut, ("Franco") and Spectrum Information Technologies, Inc. ("Spectrum"), a corporation organized under the laws of the State of Delaware.

                  WHEREAS, Franco and Spectrum have entered into an Employment Agreement, dated October 29, 1993, as amended to date (the "Employment Agreement"), pursuant to which Spectrum may have incurred, and may in the future incur, certain obligations to Franco;

                  WHEREAS, the Employment Agreement provides for the employment of Franco by Spectrum, and Franco has been an employee of Spectrum, since November 15, 1993;

                  WHEREAS, Spectrum and its Affiliates (as such term is defined in the Stock Purchase Agreement, dated _________, 1995 by and among Spectrum and The Lori Corporation, a corporation organized under the laws of the State of Delaware ("Lori"), Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware, Peter R. Harvey, Marc L. Werner, James L. Paterek, Michael Ferrentino, and Franco (the "Stock Purchase Agreement"), may have incurred, and may in the future incur, certain obligations to Franco in connection with Franco's employment by Spectrum;

                  WHEREAS, Franco has accepted an offer to become an employee of or consultant to Lori upon the consummation of the transactions contemplated by the Stock Purchase Agreement;

                  WHEREAS, Franco may have incurred certain obligations to Spectrum and its Affiliates in connection with his service as an employee of Spectrum or in connection with his being an officer of Spectrum;

                  WHEREAS, pursuant to the Stock Purchase Agreement, Spectrum has agreed to sell and Purchaser has agreed to purchase all of the issued and outstanding shares of capital stock of Spectrum Global Services, Inc. ("Global"); and

                  WHEREAS, Spectrum's obligations under the Stock Purchase Agreement are subject to the execution by Franco, and Franco's obligations under the Stock Purchase Agreement are subject to the execution by Spectrum, of this Mutual Release and Waiver;

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.       MUTUAL RELEASE AND WAIVER

                  FRANCO AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE SPECTRUM AND ITS AFFILIATES AND THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SHAREHOLDERS, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "SPECTRUM GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH FRANCO, HIS HEIRS, SUCCESSORS, OR ASSIGNS HAVE, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE SPECTRUM GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO FRANCO, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT, ARRANGEMENT OR PRACTICE OF OR WITH ANY MEMBER OF THE SPECTRUM GROUP (INCLUDING ANY INDEMNIFICATION AGREEMENT OR OBLIGATION) OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS THAT ARISE OUT OF OR RELATE TO
(I) ANY EVENT OCCURRING IN WHOLE OR IN PART PRIOR TO SPECTRUM'S ACQUISITION OF GLOBAL ON OCTOBER 31, 1993, (II) FRANCO'S RELATIONSHIP WITH THE SPECTRUM GROUP, THE TERMINATION OF SUCH RELATIONSHIP OR THE PURCHASE, OWNERSHIP AND SALE BY SPECTRUM OF GLOBAL OR (III) THE EMPLOYMENT AGREEMENT, BUT EXCLUDING ANY CLAIMS FOR INDEMNIFICATION UNDER THE EMPLOYMENT AGREEMENT OR THE BY-LAWS OF SPECTRUM. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT LIMITED TO, WAGES, BACK PAY, FRONT PAY, COMPENSATORY DAMAGES OR PUNITIVE DAMAGES. FRANCO FURTHER AGREES THAT HE WILL NOT FILE OR PERMIT TO BE FILED ON HIS BEHALF ANY SUCH CLAIM.

                  THE SPECTRUM GROUP AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE FRANCO AND HIS HEIRS, SUCCESSORS AND ASSIGNS (THE "FRANCO GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE

                  FRANCO GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE FRANCO GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO THE SPECTRUM GROUP, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT OR ARRANGEMENT OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, EXCEPT FOR ANY CLAIMS, KNOWN OR UNKNOWN, WHICH THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE FRANCO GROUP ARISING UNDER SECTION 6.2, 6.4, 11.4, 12.3 OR 12.16 OF THE STOCK PURCHASE AGREEMENT AND EXCEPT AS PROVIDED IN ARTICLE III HEREIN. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED. THE SPECTRUM GROUP FURTHER AGREES THAT IT WILL NOT FILE OR PERMIT TO BE FILED ON ITS BEHALF ANY SUCH CLAIM. NOTHING CONTAINED IN THIS MUTUAL RELEASE AND WAIVER WILL LIMIT THE EFFECT OF SECTION 11.9 OF THE STOCK PURCHASE AGREEMENT.

II.      Identified Consideration

                  Franco acknowledges and agrees that Spectrum, and Spectrum acknowledges and agrees that Franco, has entered into the Stock Purchase Agreement in consideration for the mutual release evidenced hereby, and that Spectrum's and Franco's entering into the Stock Purchase Agreement is good and valuable consideration for such release.

III.     Acknowledgment Regarding Certain Agreements

                  Franco  acknowledges  and agrees  that his  obligations  under
Section 6 of the Employment Agreement between Spectrum and Franco with respect to the business of the Spectrum Group (excluding Global) shall continue in effect in accordance with its terms following the date hereof. Franco further agrees that such obligations shall be incorporated herein and made a part hereof as if repeated herein and that Spectrum's agreement to enter into the Stock Purchase Agreement constitutes additional consideration for his agreement to be bound by such obligations.

IV.      Certain Statutory Benefits

                  Spectrum agrees that Franco may be entitled under applicable U.S. federal or state law to exercise continuation of coverage or conversion rights under certain insurance and other welfare plans of Spectrum. This Mutual Release and Waiver does not and is not intended to diminish his rights and entitlements under any such plans.

V.       No Admission

                  (a) Spectrum admits no liability of any sort to Franco and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by any member of the Spectrum Group.

                  (b) Franco admits no liability of any sort to Spectrum and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by any member of the Spectrum Group.

VI.      Third-Party Beneficiary Rights

                  Franco agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Spectrum Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns. Spectrum agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Franco Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns.

VII.     General Provisions

                  (a) This Mutual Release and Waiver constitutes the entire understanding of Spectrum and Franco with respect to the subject matter hereof, and supersedes all prior understandings, written or oral, except as expressly provided herein. The terms of this Mutual Release and Waiver may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of this Mutual Release and Waiver shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this Mutual Release and Waiver is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                  (b) This Mutual Release and Waiver shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York without reference to the principles of conflicts of law. The courts of New York shall have jurisdiction to entertain any action arising hereunder.

VIII.    Knowing and Voluntary Waiver

                  Franco and Spectrum each agree and acknowledge that they have read this Mutual Release and Waiver, have consulted with an attorney of his or its choosing with respect hereto and completely understands the terms and consequences hereof and that the execution of this Mutual Release and Waiver is his or its knowing, free and voluntary act.




                                       Christopher P. Franco


                    SPECTRUM INFORMATION TECHNOLOGIES, INC.




                                        By:  Donald J. Amoruso,
                                             Chief Executive Officer

                                                                       EXHIBIT P
                        FORM OF MANAGER ESCROW AGREEMENT


         ESCROW AGREEMENT dated as of [ ], 1995 among James L. Paterek ("Paterek"), Michael Ferrentino ("Ferrentino" and collectively with Paterek the "Managers"), Spectrum Information Technologies, Inc., a Delaware corporation ("Seller"), and Marc D. Freedman, as escrow agent (the "Manager Escrow Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Stock Purchase Agreement, dated as of the date hereof, by and among the Managers, Seller, The Lori Corporation, Comforce Corp., ARTRA Group Incorporated, Peter R. Harvey, Marc L. Werner and Manufacturers Indemnity and Insurance Company of America (the "Stock Purchase Agreement").

         WHEREAS, pursuant to Section 11.4(b) of the Stock Purchase Agreement, the Managers are to deposit on the Closing Date (as defined in the Stock Purchase Agreement) the sum of Fifty Thousand U.S. Dollars ($50,000) with the Manager Escrow Agent, to be held and released in accordance with the terms herein;

         NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, the parties hereby agree as follows:


I.       Appointment of Manager Escrow Agent

         The Manager Escrow Agent is hereby appointed by the Managers and Seller and acknowledges its appointment and agrees to act as agent for such parties under this Agreement, subject to the terms and condition hereof.


II.      Delivery of Funds

         On the Closing Date (as defined in the Stock Purchase Agreement), the Managers shall deposit with the Manager Escrow Agent the sum of Fifty Thousand U.S. Dollars ($50,000) to be held by the Manager Escrow Agent in accordance with the terms of this Agreement. Any funds held from time to time by the Manager Escrow Agent pursuant to this Agreement (including earnings thereon, if any) are hereinafter referred to as the "Escrow Funds."

III.     Investment of Escrow Funds

         The Manager Escrow Agent shall invest the Escrow Funds in the Premium U.S. Treasury Reserves Landmark Funds account managed by Citibank, N.A.


IV.      Release of Escrow Funds

         4.1 The Manager Escrow Agent shall release the Escrow Funds, together with any and all interest earned on the Escrow Funds from the date such amount was deposited with the Manager Escrow Agent up to the date of such release three business days after the earlier to occur of (i) the expiration of the escrow in accordance with the provisions of Section 11.4 of the Stock Purchase Agreement, unless a claim has been filed against such escrow in accordance with such Section prior to such expiration and (ii) in accordance with any instrument in writing signed by each of the Managers and Seller or in accordance with any order of a court of competent jurisdiction directing the Manager Escrow Agent to release the Escrow Funds.

         4.2. As of the date that the Manager Escrow Agent has delivered the Escrow Funds to Seller or the Managers in accordance with the provisions hereof, this Agreement shall terminate as to the Manager Escrow Agent, except that the provisions of Article V hereof shall survive such termination.


V.       Rights of the Manager Escrow Agent

         5.1 The Manager Escrow Agent shall have no duties or responsibilities except those expressly set forth herein and shall not be subject to, nor obliged to recognize, monitor or enforce the terms of any other agreement between, or direction or instruction of, the Managers or Seller, even though reference thereto may be made herein; provided, however, that these escrow instructions may be amended at any time or times by an instrument in writing signed by the parties hereto.

         5.2 The Manager Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any of the undersigned or by any other person, firm or corporation, except only such notices or instructions as are hereinabove provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished, or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any of such events the Manager Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is so advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         5.3 The Manager Escrow Agent may rely upon any instrument in writing believed in good faith by it to be genuine and sufficient and shall not be liable or responsible for any action taken or omitted in accordance with the provisions thereof.

         5.4 The Manager Escrow Agent shall not be personally liable for any act taken or omitted hereunder except for its gross negligence, bad faith or willful misconduct.

         5.5 The Managers and Seller (the "Indemnifying Parties") hereby agree to be jointly and severally liable for, and indemnify the Manager Escrow Agent and hold it harmless against any loss, liability, cost and expense (including reasonable attorneys' fees) which may be imposed upon or incurred by the Manager Escrow Agent hereunder, except through the Manager Escrow Agent's own gross negligence, bad faith or willful misconduct. The Manager Escrow Agent shall notify the Indemnifying Parties promptly of any claim for which it may seek indemnity, although the failure to notify shall only excuse the obligations of an Indemnifying Party hereunder to the extent that it prejudices the ability of such Indemnifying Party to contest any such claim. The Indemnifying Parties may contest the claim, and the Manager Escrow Agent shall cooperate in any such contest, in which case the Manager Escrow Agent may have at its discretion separate counsel, and the Indemnifying Parties shall pay the reasonable fees and expenses of such counsel. The Indemnifying Parties need not pay for any settlement made without their consent.

         5.6 In the event of any disagreement between any of the parties hereto resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or in the event that the Manager Escrow Agent should be in doubt as to what action it should take hereunder, the Manager Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Manager Escrow Agent shall not be or become liable for damages, interest, or in any other way or to any person for its failure or refusal to act, and the Manager Escrow Agent shall be entitled to continue so to refrain from acting until (a) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction or by the mutual agreement of the Managers and Seller and (b) the Manager Escrow Agent shall have received appropriate evidence of the foregoing, in which event the Manager Escrow Agent shall release the Escrow Funds in accordance with such adjudication or agreement, as the case may be. In the alternative, the Manager Escrow Agent, may, but shall not be obligated to, file a suit in interpleader (the parties hereto consenting to the filing of such action in the Bankruptcy Court for the Eastern District of New York) for a declaratory judgment for the purpose of having the respective rights of the parties adjudicated, and may deposit with such court the Escrow Funds, in which case the Managers agree to pay all costs, expenses and attorneys' fees incurred by the Manager Escrow Agent in connection therewith, the amount thereof to be fixed and such judgment therefor to be rendered by the court in such suit.

         5.7 Seller acknowledges and agrees that the Manager Escrow Agent has acted and will continue to act as counsel to the Managers, including, without limitation, in connection with any dispute arising hereunder.


VI.      Miscellaneous Provisions

         6.1 Subject to Section 5.6 hereof, if the Closing (as defined in the Stock Purchase Agreement) does not occur under the Stock Purchase Agreement for any reason, or if the Stock Purchase Agreement is terminated pursuant to Section
10.1 thereof, this Agreement shall terminate and be of no force or effect.

         6.2 The Managers and Seller shall attempt in good faith to resolve promptly any disputes arising hereunder.

         6.3 All notices, requests and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally (including by courier), given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail or via Federal Express overnight delivery, addressed as follows:

                  (a)  If to Seller:

                           Spectrum Information Technologies, Inc.
                           2700 Westchester Avenue
                           Purchase, New York 10577
                           Attention: Mr. Donald J. Amoruso
                           Fax: (914) 251-1811

                  with a copy to:

                           Cleary, Gottlieb, Steen & Hamilton
                           One Liberty Plaza, Suite 4300
                           New York, New York 10006
                           Attention: Edwin B. Mishkin, Esq.
                           Fax: (212) 225-3999

                  (b)  If to the Managers:

                           James L. Paterek
                           86 South Drive
                           Plandome, NY 11030
                           Fax: (516) 352-3362

                           Michael Ferrentino
                           956 Cedar Swamp Road
                           Glen Head, NY  11545

                  with a copy to:

                           Marc D. Freedman
                           Attorney At Law
                           70 Hilltop Road, Suite 2000
                           Ramsey, NJ 07446
                           Attention: Marc D. Freedman, Esq.
                           Fax: (201) 825-4505

                  (c)  If to the Manager Escrow Agent:

                           Marc D. Freedman
                           Attorney At Law
                           70 Hilltop Road, Suite 2000
                           Ramsey, NJ 07446
                           Attention: Marc D. Freedman, Esq.
                           Fax: (201) 825-4505

         Each of the foregoing shall be entitled to specify a different address by giving notice as aforesaid to the others.

         All notices, requests and other communications shall be deemed to have been received at the time that they are actually received, but not later than three days after delivery by mail. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or holiday, such time shall be extended to the next business day. The Managers and Seller shall provide to each other any notice provided by either of them to the Manager Escrow Agent, using the same method of delivery.

         6.4 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.5 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns; provided, however, that any assignment of this Agreement or the rights hereunder by any party hereto without the written consent of the other parties shall be void. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

         6.6 This Agreement, and all matters relating hereto, shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         6.7 No consent or waiver, expressed or implied, by any party of any breach or default by any other in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any obligations of the party. Failure on the part of any party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by that party of its rights under this Agreement or otherwise.

         6.8 No modification, amendment, waiver or discharge of this Agreement shall bind any party unless in writing and signed by or on behalf of such party.

         6.9 The Article captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         6.10 This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements, correspondence, conversations, negotiations and understandings between the parties with respect to such subject matter.

         6.11 As used in this Agreement, any gender includes a reference to all other genders and the singular includes a reference to the plural and vice versa.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    SPECTRUM INFORMATION
                                    TECHNOLOGIES, INC.


                                    By__________________________
                                    Name:
                                    Title:


                                    JAMES L. PATEREK


                                    ----------------------------


                                    MICHAEL FERRENTINO


                                    ----------------------------


                                    MARC D. FREEDMAN
                                    as Manager Escrow Agent


                                    --------------------------

                                                                       EXHIBIT Q
                           NON-COMPETITION AGREEMENT


                  AGREEMENT, dated this 11th day of September, 1995, between SPECTRUM INFORMATION TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware ("Spectrum"), and SPECTRUM GLOBAL SERVICES, INC., a corporation organized under the laws of the State of Delaware ("Global"), acting as agent for the Purchasing Group (as hereinafter defined). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

                  WHEREAS, Spectrum has entered into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement") with The Lori Corporation, a corporation organized under the laws of the State of Delaware ("Lori"), Comforce Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), ARTRA Group Incorporated, a corporation organized under the laws of the State of Delaware ("ARTRA"), Peter R. Harvey ("Harvey"), Marc L. Werner ("Werner"), James L. Paterek ("Paterek"), Michael Ferrentino ("Ferrentino"), and Christopher P. Franco ("Franco"), under which Spectrum agrees to sell and Purchaser agrees to purchase all of the outstanding capital stock of Global;

                  WHEREAS, in consideration for the mutual agreements and covenants set forth in the Stock Purchase Agreement, the Purchasing Group desires that Spectrum enter into this Agreement with Global not to engage in certain activities during the period and on the terms and conditions set forth below; and

                  WHEREAS, in consideration for mutual agreements and covenants set forth in the Stock Purchase Agreement, Spectrum desires to obtain and the Purchasing Group desires to give the Purchasing Group's agreement not to engage in certain activities during the period and on the terms and conditions set forth below;

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  Spectrum Covenant Not to Compete.

                  (a) From and after the Closing Date under the Stock Purchase Agreement and until the date which is three and one-half (3.5) years after such Closing Date, in accordance with Section 12.3 of the Stock Purchase Agreement, Spectrum agrees not to engage in any aspect of the Business; provided, however, that Spectrum, at its option, may provide services on a contract labor basis for the purposes of performing consulting services and systems integration relating to the systems analysis, design, support, development and/or implementation of solutions to clients in the fields of telecommunications, computing and information technology, but only to the extent such contract labor services are directly related to the project, engagement, system or solution for which Seller's Systems Integration business was retained by the client (the "Protected Business"). If the Closing does not occur under the Stock Purchase Agreement for any reason, including, without limitation, if the Stock Purchase Agreement is terminated pursuant to Section 10.1 thereof, this Agreement shall terminate and be of no force or effect.

                  (b) Spectrum shall be deemed to be engaging in the Protected Business if, and only if, it:

                        (i) engages in the Protected Business;

                        (ii) directly or indirectly, owns any Competitor (as hereinafter defined); or

                        (iii) directly or indirectly, solicits any Person that is a customer of Global as of the date hereof with a view to inducing such customer to do business with Spectrum or any Competitor with respect to the Protected Business.

                  (c) For purposes of this Section 1, the term "Competitor" means any corporation, firm, partnership, proprietorship or other entity which engages in the Protected Business.

                  2.  Global and Purchasing Group Covenant Not to Compete.

                  (a) In accordance with Section 12.3 of the Stock Purchase Agreement, Global and each member of the Purchasing Group agree not to engage in any aspect of Spectrum's Business for a period of three and one-half (3.5) years after the Closing Date, unless it first offers the opportunity to Seller of substantially participating in a joint project or venture with respect to such business.

                  (b) Global and each member of the Purchasing Group shall be deemed to be engaging in Spectrum's Business (as hereinafter defined) if, and only if, Global or such member:

                        (i) engages in Spectrum's Business;

                        (ii) directly or indirectly, owns any Competitor (as hereinafter defined); or

                         (iii) directly or indirectly,  solicits any Person that
is a customer of Spectrum as of the date hereof with a view to inducing such customer to do business with Global, any member of the Purchasing Group or any Competitor with respect to Spectrum's Business.

                  (c) For the purposes of this Section 2:

                         (i)  "Spectrum's  Business"  means  the  wireless  data
communication software product business.

                         (ii)  A   "Competitor"   is  any   corporation,   firm,
partnership,   proprietorship  or  other  entity  which  engages  in  Spectrum's
Business.

                  3.  Miscellaneous.

                  (a) All notices, requests and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally (including by courier), given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail, addressed as follows:

                         (i) If to Spectrum:

                           Spectrum Information Technologies, Inc.
                           2700 Westchester Avenue
                           Purchase, New York 10577
                           Attention: Mr. Donald J. Amoruso
                           Fax: (914) 251-1811

                  with a copy to:

                           Cleary, Gottlieb, Steen & Hamilton
                           One Liberty Plaza, Suite 4300
                           New York, New York 10006
                           Attention: Edwin B. Mishkin, Esq.
                           Fax: (212) 225-3999

                  (ii)  If to the Purchasing Group:

                           Comforce Corp.
                           500 Central Avenue
                           Post Office Box 8902
                           Northfield, IL 60093-8902
                           Attention: Mr. Peter R. Harvey
                  with a copy to:

                           Marc D. Freedman
                           Attorney At Law
                           70 Hilltop Road, Suite 2000
                           Ramsey, NJ 07446
                           Attention: Marc D. Freedman, Esq.
                           Fax: (201) 825-4505

         Each of the foregoing shall be entitled to specify a different address by giving notice as aforesaid to the others.

         Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or holiday, such time shall be extended to the next business day.

                  (b)  This   Agreement   may  be   executed   in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be assigned by either party hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

                  (d) This Agreement, and all matters relating hereto, shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                  (e) No consent or waiver, expressed or implied, by any party of any breach or default by any other in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any obligations of the party. Failure on the part of any party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by that party of its rights under this Agreement or otherwise.

                  (f) No modification, amendment, waiver or discharge of this Agreement shall bind any party unless in writing and signed by or on behalf of such party.

                  (g) In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction or arbitration panel, the remaining provisions of this Agreement shall cease to be binding upon the parties hereto.

                  (h) The captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

                  (i) This Agreement, including the other documents referred to herein, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein and supersedes all prior agreements, correspondence, conversations, negotiations and understandings between the parties with respect to such subject matter.

                  (j) As used in this Agreement, any gender includes a reference to all other genders and the singular includes a reference to the plural and vice versa.

                  (k) Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York or in the United States District Court for the Eastern District of New York (or the Bankruptcy Court in that District), and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts for itself or himself the process in any action or proceeding by the mailing of copies of such process to such party at its or his address as set forth in 3(a), and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING UNDER THIS AGREEMENT.

                  (l) Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto and their respective successors and assigns as permitted under 3(c).

                  IN WITNESS WHEREOF, Spectrum and Lori have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                    SPECTRUM INFORMATION TECHNOLOGIES, INC.


                                    By:
\                                   Name:
                                    Title:


                                    SPECTRUM GLOBAL SERVICES, INC.


                                    By:
                                    Name:
                                    Title:

                                                                       EXHIBIT R
                       FORM OF CONFIDENTIALITY AGREEMENT

Dear Sirs or Madams:

                  You have requested information from Spectrum Information Technologies, Inc. (the "Seller") in connection with your consideration of a possible transaction (a "Transaction") involving Spectrum Global Services, Inc. (the "Company"). As a condition to our furnishing such information to you, we are requiring that you agree, as set forth below, to treat confidentially such information and any other information that the Seller, its agents or its representatives (including attorneys and financial advisors) furnishes to you or your designees (all of the foregoing collectively referred to as "your Representatives"), whether furnished before or after the date of this letter, and all analyses and studies, whether prepared by you or others, which contain or otherwise reflect such information (collectively, the "Evaluation Material").

                  The term "Evaluation Material" does not include information which (i) becomes generally available to the public other than as a result of a disclosure by you or your Representatives, (ii) was available to you on a non-confidential basis prior to its disclosure to you by the Seller, its representatives or its agents, or (iii) becomes available to you on a non-confidential basis from a source other than the Seller, its representatives or its agents, provided that such source is not bound by a confidentiality agreement with the Seller, its representatives or its agents or otherwise prohibited from transmitting the information to you or your Representatives by a contractual, legal or fiduciary obligation.

                  It is understood that you may disclose any of the Evaluation Material to those of your Representatives who require such material for the purpose of evaluating a possible Transaction (provided that such Representatives shall be informed by you of the confidential nature of the Evaluation Material). You agree that the Evaluation Material will be kept confidential by you and your Representatives and, except with the specific prior written consent of the Seller (or, in the event of a sale of the Company, of the Company) or as expressly otherwise permitted by the terms hereof, will not be disclosed by you or your Representatives. You further agree that you and your Representatives will not use any of the Evaluation Material for any reason or purpose other than to evaluate a possible Transaction.

                  In the event that you or any of your Representatives are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, Civil Investigative Demand or similar process) to disclose any of the Evaluation Material, it is agreed that you or such Representative, as the case may be, will provide the Seller and the Company with prompt notice of such request(s) so that it may seek an appropriate protective order or other appropriate remedy and/or waive your or such Representative's compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the Seller (or, in the event of a sale of the Company, the Company) grants a waiver hereunder, you or such Representative may furnish that portion (and only that portion) of the Evaluation Material which, in the written opinion of your counsel, you are legally compelled to disclose and will exercise your best efforts to obtain reliable assurance that confidential treatment will be accorded any Evaluation Material so furnished.

                  Without the prior written consent of the Seller (or, in the event of a sale of the Company, of the Company), (1) neither you nor those of your Representatives who are aware of the Evaluation Material and/or the possibility of a Transaction will initiate or cause to be initiated any communications with any employee of the Company concerning the Evaluation Material or any possible Transaction and (2) none of your directors, officers or employees who are aware of the Evaluation Material and/or the possibility of a Transaction will, for the one-year period from the date of this letter agreement, solicit or cause to be solicited the employment of or hire any employee of the Company.

                  You will promptly upon the written request of the Seller (or, in the event of a sale of the Company, of the Company) deliver to the Seller or the Company, as the case may be, all documents or other matter furnished by the Seller or the Company or its agents or representatives to you or your Representatives constituting Evaluation Material, together with all copies thereof in the possession of you or your Representatives. In the event of such request, all other documents or other matter constituting Evaluation Material in the possession of you or your Representatives will be destroyed, with any such destruction confirmed by you in writing to the Seller or the Company, as the case may be.

                  Although you understand that the Seller and the Company have endeavored to include in the Evaluation Material information known to them which they believe to be relevant for the purpose of your investigation, you further understand that neither the Seller, the Company nor their agents or their representatives makes any representation or warranty as to the accuracy or completeness of the Evaluation Material. You are advised that the Seller has executed an agreement to sell the stock of the Company to a group of investors, and such agreement (i) requires Bankruptcy Court approval and (ii) is subject to receipt of "higher and better" offers for the Company's Stock. A hearing to consider such agreement is scheduled for [ ], 1995. Moreover, you acknowledge that James L. Paterek, Michael Ferrentino and Chris Franco are currently employees of the Company or the Seller and, together with others, are signatories to such agreement. You agree that neither the Seller, the Company nor their agents or their representatives shall have any liability to you or any of your Representatives resulting from the use of the Evaluation Material by you or such Representatives. Only those representations and warranties that may be made to you or your affiliates in a definitive written agreement for a Transaction, when, as and if executed and subject to such limitations and restrictions as may be specified therein, shall have any legal effect, and you agree that if you determine to engage in a Transaction such determination will be based solely on the terms of such written agreement and on your own investigation, analysis and assessment of the business to be acquired. Moreover, unless and until such a definitive written agreement is entered into, none of the Seller, the Company or their agents, representatives or affiliates, or you or your Representatives will be under any legal obligation of any kind whatsoever with respect to such a Transaction except for the matters specifically agreed to in this Agreement. Without limiting the generality of the foregoing, you specifically acknowledge and agree that the Seller may conduct and change the process with respect to any possible Transaction as it in its sole discretion shall determine, including, without limitation, at any time terminating access to the Evaluation Material by you and your Representatives without prior notice to you or any other person. The agreements set forth in this Agreement may be modified or waived only by a separate writing signed by the Seller, the Company and you expressly so modifying or waiving such agreements.

                  You hereby agree to indemnify and hold harmless the Seller and the Company from any damage, loss, cost or liability (including reasonable legal fees) arising out of or resulting from any material breach by you or your representatives of this Agreement. You also acknowledge that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by you or your Representatives and that any such breach would cause the Company irreparable harm. Accordingly, you also agree that in the event of any breach or threatened breach of this Agreement, the Company, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

                  It is understood and agreed that no failure or delay by the Seller or the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. It is understood that this Agreement is for the benefit of the Seller and the Company.

                  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this letter agreement, which shall remain in full force and effect.

                  You agree and consent to personal jurisdiction and service and venue in any federal or state court within the State of New York (including the United States Bankruptcy Court for the Eastern District of New York) having subject matter jurisdiction, for the purposes of any action, suit or proceeding arising out of or relating to this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  If you are in agreement with the foregoing, please sign and return one copy of this letter, which thereupon will constitute our Agreement with respect to the subject matter hereof.

                                    Very truly yours,

                                    SPECTRUM INFORMATION TECHNOLOGIES, INC.



                                    By
                                         Gordian Group, L.P.
                                         on behalf of
                    Spectrum Information Technologies, Inc.





Confirmed and agreed to as of the date first above written:


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